Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Feb. 17, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	UDR, Inc.
Entity Central Index Key	0000074208
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 1.9
Entity Common Stock, Shares Outstanding		182,496,330

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Real estate owned:
Real estate held for investment	$ 6,490,791	$ 5,683,676
Less: accumulated depreciation	(1,566,618)	(1,288,053)
Real estate investment, net	4,924,173	4,395,623
Real estate under development (net of accumulated depreciation of $0 and $1,226)	97,912	318,531
Real estate held for sale (net of accumulated depreciation of $71,708 and $62,014)	220,936	249,600
Total real estate owned, net of accumulated depreciation	5,243,021	4,963,754
Cash and cash equivalents	9,486	5,985
Marketable securities	3,866	37,650
Restricted cash	15,447	8,879
Deferred financing costs, net	27,267	26,601
Notes receivable	7,800	7,800
Investment in unconsolidated joint ventures	148,057	14,126
Other assets	74,596	67,822
Total assets	5,529,540	5,132,617
LIABILITIES AND STOCKHOLDERS' EQUITY
Secured debt	1,908,068	1,932,738
Secured debt - real estate held for sale	55,602	56,696
Unsecured debt	1,603,834	1,437,155
Real estate taxes payable	14,585	16,976
Accrued interest payable	20,889	19,146
Security deposits and prepaid rent	26,046	31,798
Distributions payable	36,561	30,857
Deferred fees and gains on the sale of depreciable property	28,943	28,826
Accounts payable, accrued expenses, and other liabilities	105,925	80,685
Total liabilities	3,800,453	3,634,877
Redeemable non-controlling interests in operating partnership	119,057	98,758
Stockholders' equity
Common stock, $0.01 par value; 250,000,000 shares authorized 182,496,330 shares issued and outstanding (155,465,482 shares at December 31, 2009)	1,825	1,555
Additional paid-in capital	2,450,141	1,948,669
Distributions in excess of net income	973,864	(687,180)
Accumulated other comprehensive loss, net	(3,469)	2
Total UDR, Inc. stockholders' equity	1,606,343	1,395,441
Non-controlling interest	3,687	3,541
Total equity	1,610,030	1,398,982
Total liabilities and stockholders' equity	5,529,540	5,132,617
Common Stock
Stockholders' equity
Total equity	1,825	1,555
Preferred Stock
Stockholders' equity
Total equity	131,710	132,395
8.00% Series E Cumulative Convertible Preferred Stock
Stockholders' equity
Preferred stock, Value	46,571	46,571
6.75% Series G Cumulative Redeemable Preferred Stock
Stockholders' equity
Preferred stock, Value	$ 85,139	$ 85,824

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Real estate owned:
Real estate under development, accumulated depreciation	$ 0	$ 1,226
Real estate held for disposition, accumulated depreciation	$ 71,708	$ 62,014
Stockholders' equity
Preferred stock, par value	$ 0	$ 0
Preferred stock, shares authorized	50,000,000	50,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	250,000,000	250,000,000
Common stock, shares issued	182,496,330	155,465,482
Common stock, shares outstanding	182,496,330	155,465,482
8.00% Series E Cumulative Convertible Preferred Stock
Stockholders' equity
Cumulative Convertible, shares issued	2,803,812	2,803,812
Cumulative Convertible, shares outstanding	2,803,812	2,803,812
Percentage of Series E Cumulative Convertible Shares	8.00%	8.00%
6.75% Series G Cumulative Redeemable Preferred Stock
Stockholders' equity
Cumulative Convertible, shares issued	3,405,562	3,432,962
Cumulative Convertible, shares outstanding	3,405,562	3,432,962
Percentage of Series G Cumulative Convertible Shares	6.75%	6.75%

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
REVENUES
Rental income	$ 605,295	$ 575,342	$ 536,045
Non-property income:
Other income	12,494	12,363	27,190
Gain on consolidation of joint ventures		1,912
Total revenues	617,789	589,617	563,235
Rental expenses:
Real estate taxes and insurance	75,041	71,036	63,660
Personnel	55,411	49,765	46,700
Utilities	33,140	30,467	28,041
Repair and maintenance	34,369	30,403	29,005
Administrative and marketing	15,814	13,925	14,104
Property management	16,646	15,823	14,742
Other operating expenses	5,848	6,487	4,563
Real estate depreciation and amortization	289,957	265,049	239,678
Interest
Expense incurred	142,984	136,137	153,275
Net loss/(gain) on debt extinguishment	1,204	(9,849)	(26,306)
Amortization of convertible debt discount	3,530	4,283	6,598
Prepayment penalty on debt restructure		1,022	4,201
Write-off of fair market value adjustment for debt paid off on consolidated joint venture		1,552
Expenses related to tender offer		3,764
General and administrative	42,710	39,344	38,776
Severance costs and other restructuring charges	6,803		653
Other depreciation and amortization	4,843	5,161	4,866
Total expenses	728,300	664,369	622,556
Loss from operations	(110,511)	(74,752)	(59,321)
Loss from unconsolidated entities	(4,204)	(18,665)	(3,612)
Loss from continuing operations	(114,715)	(93,417)	(62,933)
Income from discontinued operations	8,127	1,794	806,800
Consolidated net (loss)/income	(106,588)	(91,623)	743,867
Net loss attributable to redeemable non-controlling interests in OP	3,835	4,282	(45,875)
Net income attributable to non-controlling interests	(146)	(191)	(202)
Net (loss) income attributable to UDR, Inc.	(102,899)	(87,532)	697,790
Discount on preferred stock repurchases, net	25	2,586	3,056
Net (loss)/income attributable to common stockholders	(112,362)	(95,858)	688,708
Earnings per weighted average common share - basic:
Loss from continuing operations attributable to common stockholders	$ (0.73)	$ (0.65)	$ (0.91)
Income from discontinued operations	$ 0.05	$ 0.01	$ 6.2
Net (loss)/income attributable to common stockholders	$ (0.68)	$ (0.64)	$ 5.29
Earnings per weighted average common share - diluted:
Loss from continuing operations attributable to common stockholders	$ (0.73)	$ (0.65)	$ (0.91)
Income from discontinued operations	$ 0.05	$ 0.01	$ 6.2
Net (loss)/income attributable to common stockholders	$ (0.68)	$ (0.64)	$ 5.29
Common distributions declared per share	$ 0.73	$ 0.85	$ 2.29
Weighted average number of common shares outstanding - basic	165,857	149,090	130,219
Weighted average number of common shares outstanding - diluted	165,857	149,090	130,219
8.00% Series E Cumulative Convertible Preferred Stock
Interest
Distributions to preferred stockholders	(3,726)	(3,724)	(3,724)
6.75% Series G Cumulative Redeemable Preferred Stock
Interest
Distributions to preferred stockholders	$ (5,762)	$ (7,188)	$ (8,414)

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities
Consolidated net (loss)/income	$ (106,588)	$ (91,623)	$ 743,867
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Depreciation and amortization	308,289	283,552	256,850
Net gain on sale of marketable securities	(4,725)
Net gain on the sale of depreciable property	(4,083)	(2,424)	(786,181)
Net gains on the sale of land			(183)
Gain on consolidation of joint ventures		(1,912)
Write off of the fair market adjustment for debt paid off on consolidated joint venture		1,552
Net loss/(gain) on debt extinguishment	1,204	(9,849)	(26,306)
Write off of bad debt	2,838	3,570	2,411
Write off of note receivable and other assets		1,354
Loss from unconsolidated entities	4,204	18,665	3,612
Amortization of deferred financing costs and other	8,957	7,953	7,585
Amortization of deferred compensation	11,411	7,605	7,024
Amortization of convertible debt discount	3,530	4,283	6,598
Changes in income tax accrual	(865)	2,854	(6,846)
Changes in operating assets and liabilities:
(Increase)/decrease in operating assets	(5,332)	3,512	(1,532)
(Decrease)/increase in operating liabilities	(4,660)	291	(27,145)
Net cash provided by operating activities	214,180	229,383	179,754
Investing Activities
Proceeds from sales of real estate investments, net	20,738		1,487,067
Proceeds from the sale of marketable securities	39,488
Acquisition of real estate assets (net of liabilities assumed) and initial capital expenditures	(347,582)	(28,528)	(936,538)
Development of real estate assets	(92,142)	(183,157)	(160,074)
Capital expenditures and other major improvements - real estate assets, net of escrow reimbursement	(73,977)	(85,403)	(123,234)
Capital expenditures - non-real estate assets	(4,342)	(6,269)	(23,249)
Payments related to the buyout of joint venture partner	(16,141)
Investment in unconsolidated joint ventures	(110,921)	(24,988)	(1,595)
Distributions received from/(paid to) unconsolidated joint venture	1,125	1,741	(801)
Disbursements related to notes receivable		(500)	(13,569)
Purchase of marketable securities		(30,941)
Proceeds from note receivable		200,000	18,774
Purchase deposits on pending real estate acquisitions			(694)
Change in funds held in escrow from IRC Section 1031 exchanges			56,217
Net cash (used in)/provided by investing activities	(583,754)	(158,045)	302,304
Financing Activities
Payments on secured debt	(187,308)	(159,612)	(216,354)
Proceeds from the issuance of secured debt	68,380	560,436	445,162
Proceeds from the issuance of unsecured debt	399,190	100,000	240,000
Payments on unsecured debt	(79,236)	(641,759)	(452,156)
Net (repayment)/proceeds of revolving bank debt	(157,550)	189,300	(309,500)
Payment of financing costs	(8,244)	(8,650)	(6,702)
Issuance of common and restricted stock, net	5,446	398	2,588
Proceeds from the issuance of common shares through public offering, net	467,565	67,151	184,327
Payments from the repurchase of Series G preferred stock, net	(637)	(21,505)	(20,347)
Repayment from the investment of performance based programs, net			(944)
Distributions paid to non-controlling interests	(4,314)	(7,275)	(18,666)
Distributions paid to preferred stockholders	(9,488)	(11,203)	(12,429)
Distributions paid to common stockholders	(120,729)	(144,576)	(166,983)
Repurchase of common stock		(798)	(140,533)
Net cash provided by/(used in) financing activities	373,075	(78,093)	(472,537)
Net increase/(decrease) in cash and cash equivalents	3,501	(6,755)	9,521
Cash and cash equivalents, beginning of year	5,985	12,740	3,219
Cash and cash equivalents, end of year	9,486	5,985	12,740
Supplemental Information:
Interest paid during the year, net of amounts capitalized	160,184	164,357	176,087
Non-cash transactions:
Secured debt assumed with the acquisition of properties, net of fair value adjustment	93,262		95,728
Conversion of operating partnership non-controlling interests to common stock (923,944 in 2010, 2,130,452 in 2009 and 1,474,532 in 2008)	18,429	21,117	12,175
Retirement of fully depreciated or amortized real estate or other assets	8,680	4,407
Issuance of restricted stock awards	16	2	6
Payment of Special Dividend through the issuance of 11,358,042 shares of common stock		132,787
Issuance of note receivable upon the disposition of real estate			$ 200,000

Consolidated Statements of Cash Flows (Parenthetical)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Non-cash transactions:
Conversion of operating partnership non-controlling interests to common stock, shares	923,944	2,130,452	1,474,532
Issuance of common shares through special dividend, share			11,358,042

Consolidated Statements of Stockholders' Equity and Comprehensive Income/(Loss) (USD $) In Thousands, except Share data	Total	Preferred Stock	Common Stock	Paid - in Capital	Distributions in Excess of Net Income	Accumulated Other Comprehensive Income/(Loss)	Non-controlling interest
Beginning Balance at Dec. 31, 2007	$ 944,353	$ 181,571	$ 1,333	$ 1,653,143	$ (894,072)	$ (770)	$ 3,148
Beginning Balance, Shares at Dec. 31, 2007		8,203,812	133,317,706
Comprehensive (loss)/income
Net (loss) income attributable to UDR, Inc.	697,790				697,790
Change in equity due to non-controlling interest	202						202
Other comprehensive income:
Unrealized gain (loss) on derivative financial instruments	(11,901)					(11,901)
Allocation to redeemable non-controlling interests	744					744
Comprehensive income/(loss)	686,835				697,790	(11,157)	202
Issuance of common and restricted shares	9,197		6	9,191
Issuance of common and restricted shares, Shares			630,536
Issuance of common shares through public offering	183,165		80	183,085
Issuance of common shares through public offering, Shares			8,000,000
Redemption of (27,400, 997,738 and 969,300 shares for the year 2010, 2009, 2008 respectively) of 6.75% Series G Cumulative Redeemable Shares, Shares	(969,300)	(969,300)		(969,300)	(969,300)
Redemption of (27,400, 997,738 and 969,300 shares for the year 2010, 2009, 2008 respectively) of 6.75% Series G Cumulative Redeemable Shares	(20,347)	(24,232)		829	(3,056)
Purchase of common shares, value	(140,528)		(60)	(140,468)
Purchase of common shares, Shares			(5,999,700)
Adjustment for conversion of non-controlling interests of unitholders in operating partnerships	12,175		15	12,160
Adjustment for conversion of non-controlling interests of unitholders in operating partnerships, Shares	1,474,532		1,474,532
Issuance of common shares through special dividend, share	11,358,042
Common stock distributions declared ( $0.73, 0.845, 2.2900 per share for the year 2010, 2009, 2008 respectively)	(308,312)				(308,312)
Preferred stock distributions declared-Series E ( $1.3288, 1.3288, 1.3288 per share for the year 2010, 2009, 2008 respectively)	(3,724)				(3,724)
Preferred stock distributions declared-Series G ( $1.6875, 1.6875, 1.6875 per share for the year 2010, 2009, 2008 respectively)	(8,414)				(8,414)
Adjustment to reflect redeemable non-controlling OP units at redemption value	64,939				64,939
Ending Balance at Dec. 31, 2008	1,419,339	157,339	1,374	1,717,940	(448,737)	(11,927)	3,350
Ending Balance, Shares at Dec. 31, 2008		7,234,512	137,423,074
Comprehensive (loss)/income
Net (loss) income attributable to UDR, Inc.	(87,532)				(87,532)
Change in equity due to non-controlling interest	191						191
Other comprehensive income:
Change in fair value of marketable securities	4,584					4,584
Unrealized gain (loss) on derivative financial instruments	8,133					8,133
Allocation to redeemable non-controlling interests	(788)					(788)
Comprehensive income/(loss)	(75,412)				(87,532)	11,929	191
Issuance of common and restricted shares	8,264		2	8,262
Issuance of common and restricted shares, Shares			193,882
Issuance of common shares through public offering	67,231		45	67,186
Issuance of common shares through public offering, Shares			4,460,032
Redemption of (27,400, 997,738 and 969,300 shares for the year 2010, 2009, 2008 respectively) of 6.75% Series G Cumulative Redeemable Shares, Shares	(997,738)	(997,738)		(997,738)	(997,738)
Redemption of (27,400, 997,738 and 969,300 shares for the year 2010, 2009, 2008 respectively) of 6.75% Series G Cumulative Redeemable Shares	(21,505)	(24,944)		853	2,586
Purchase of common shares, value	(798)		(1)	797
Purchase of common shares, Shares			(100,000)
Adjustment for conversion of non-controlling interests in Series C, D and E LLC	1,456			1,456
Adjustment for conversion of non-controlling interests of unitholders in operating partnerships	21,117		21	21,096
Adjustment for conversion of non-controlling interests of unitholders in operating partnerships, Shares	2,130,452		2,130,452
Issuance of common shares through special dividend, value	132,787		114	132,673
Issuance of common shares through special dividend, share			11,358,042
Common stock distributions declared ( $0.73, 0.845, 2.2900 per share for the year 2010, 2009, 2008 respectively)	(127,066)				(127,066)
Preferred stock distributions declared-Series E ( $1.3288, 1.3288, 1.3288 per share for the year 2010, 2009, 2008 respectively)	(3,724)				(3,724)
Preferred stock distributions declared-Series G ( $1.6875, 1.6875, 1.6875 per share for the year 2010, 2009, 2008 respectively)	(7,188)				(7,188)
Adjustment to reflect redeemable non-controlling OP units at redemption value	(15,519)				(15,519)
Ending Balance at Dec. 31, 2009	1,398,982	132,395	1,555	1,948,669	(687,180)	2	3,541
Ending Balance, Shares at Dec. 31, 2009		6,236,774	155,465,482
Comprehensive (loss)/income
Net (loss) income attributable to UDR, Inc.	(102,899)				(102,899)
Change in equity due to non-controlling interest	146						146
Other comprehensive income:
Change in fair value of marketable securities	(1,092)					(1,092)
Unrealized gain (loss) on derivative financial instruments	(2,497)					(2,497)
Allocation to redeemable non-controlling interests	118					118
Comprehensive income/(loss)	(106,224)				(102,899)	(3,471)	146
Issuance of common and restricted shares	15,726		16	15,710
Issuance of common and restricted shares, Shares			1,562,537
Issuance of common shares through public offering	467,564		245	467,319
Issuance of common shares through public offering, Shares			24,544,367
Redemption of (27,400, 997,738 and 969,300 shares for the year 2010, 2009, 2008 respectively) of 6.75% Series G Cumulative Redeemable Shares, Shares	(27,400)	(27,400)		(27,400)	(27,400)
Redemption of (27,400, 997,738 and 969,300 shares for the year 2010, 2009, 2008 respectively) of 6.75% Series G Cumulative Redeemable Shares	(637)	(685)		23	25
Adjustment for conversion of non-controlling interests of unitholders in operating partnerships	18,429		9	18,420
Adjustment for conversion of non-controlling interests of unitholders in operating partnerships, Shares	923,944		923,944
Common stock distributions declared ( $0.73, 0.845, 2.2900 per share for the year 2010, 2009, 2008 respectively)	(126,086)				(126,086)
Preferred stock distributions declared-Series E ( $1.3288, 1.3288, 1.3288 per share for the year 2010, 2009, 2008 respectively)	(3,726)				(3,726)
Preferred stock distributions declared-Series G ( $1.6875, 1.6875, 1.6875 per share for the year 2010, 2009, 2008 respectively)	(5,762)				(5,762)
Adjustment to reflect redeemable non-controlling OP units at redemption value	(48,236)				(48,236)
Ending Balance at Dec. 31, 2010	$ 1,610,030	$ 131,710	$ 1,825	$ 2,450,141	$ (973,864)	$ (3,469)	$ 3,687
Ending Balance, Shares at Dec. 31, 2010		6,209,374	182,496,330

Consolidated Statements of Stockholders' Equity and Comprehensive Income/(Loss) (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Repurchase of Series G Cumulative Redeemable Shares	27,400	997,738	969,300
Common distributions declared per share	$ 0.73	$ 0.85	$ 2.29
Preferred Stock
Repurchase of Series G Cumulative Redeemable Shares	27,400	997,738	969,300
6.75% Series G Cumulative Redeemable Preferred Stock
Percentage of Series G Cumulative Convertible Shares	6.75%	6.75%	6.75%
Preferred stock distributions declared	$ 1.6875	$ 1.6875	$ 1.6875
6.75% Series G Cumulative Redeemable Preferred Stock | Distributions in Excess of Net Income
Preferred stock distributions declared	$ 1.6875	$ 1.6875	$ 1.6875
Series E Preferred Stock
Preferred stock distributions declared	$ 1.3288	$ 1.3288	$ 1.3288
Series E Preferred Stock | Distributions in Excess of Net Income
Preferred stock distributions declared	$ 1.3288	$ 1.3288	$ 1.3288
Paid - in Capital
Repurchase of Series G Cumulative Redeemable Shares	27,400	997,738	969,300
Distributions in Excess of Net Income
Repurchase of Series G Cumulative Redeemable Shares	27,400	997,738	969,300
Common distributions declared per share	$ 0.73	$ 0.845	$ 2.29

Consolidation and Basis of Presentation	12 Months Ended
Dec. 31, 2010
Consolidation and Basis of Presentation [Abstract]
CONSOLIDATION AND BASIS OF PRESENTATION
1. CONSOLIDATION AND BASIS OF PRESENTATION
Organization, formation and special dividend
UDR, Inc. (“UDR”, the “Company” “we” or “our”) is a self-administered real estate investment trust, or REIT, that owns, operates, acquires, renovates, develops, redevelops, and manages apartment communities generally in high barrier-to-entry markets located in the United States. The high barrier-to-entry markets are characterized by limited land for new construction, difficult and lengthy entitlement process, expensive single-family home prices and significant employment growth potential. At December 31, 2010, our apartment portfolio consisted of 172 consolidated communities located in 23 markets consisting of 48,553 apartment homes. In addition, the Company has an ownership interest in 9,891 apartment homes through unconsolidated joint ventures.
On November 5, 2008, our Board of Directors declared a dividend of  $1.29 per share (“the Special Dividend”) payable to holders of our Common Stock. The Special Dividend was paid on January 29, 2009 to stockholders of record on December 9, 2008. The Special Dividend represented the Company’s 2008 fourth quarter recurring distribution of  $0.33 per share and an additional special distribution in the amount of  $0.96 per share due to taxable income arising from our disposition activity occurring during the year. Subject to the Company’s right to pay the entire Special Dividend in cash, stockholders had the option to make an election to receive payment in cash or in shares, however, the aggregate amount of cash payable to stockholders, other than cash payable in lieu of fractional shares, would not be less than  $44.0 million.
The Special Dividend, totaling  $177.1 million was paid on 137,266,557 Common Shares issued and outstanding on the record date. Approximately  $133.1 million of the Special Dividend was paid through the issuance of 11,358,042 shares of Common Stock, which was determined based on the volume weighted average closing sales price of our Common Stock of  $11.71 per share on the NYSE on January 21, 2009 and January 22, 2009. In January 2010, the Financial Accounting Standards Board’s (“FASB”) issued Accounting Standards Update 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash (“ASU 2010-01”), which considers distributions that contain components of cash and stock and allows shareholders to select their preferred form of distribution. Such a distribution, to the extent paid in stock, is now treated as a stock issuance on the date the dividend is paid. At December 31, 2008, the Company accrued  $133.1 million of distribution payable related to the Special Dividend. ASU 2010-01 was effective for the Company on December 15, 2009 and was applied on a retrospective basis. As a result, the Company reversed the effect of the issuance of additional shares of Common Stock pursuant to the Special Dividend, which was retroactively reflected in each of the historical periods presented within the Company’s Form 8-K filed with the SEC on May 22, 2009, and effectively issued these shares on January 29, 2009 (the payment date of the Special Dividend). For the year ended December 31, 2008, basic and diluted net income attributable to Common Stockholders per weighted average common share prior to retrospective adjustment was  $4.89. This was based on weighted average common shares of 140,982,000 (basic and diluted) for the year ended December 31, 2008.
Basis of presentation
The accompanying Consolidated Financial Statements of UDR and its wholly-owned subsidiaries includes certain joint ventures, which the Company previously accounted for as investments under the equity method (see Note 5, Joint Ventures, for further discussion). All significant intercompany accounts and transactions have been eliminated in consolidation.
The Company’s subsidiaries include United Dominion Realty, L.P., (the “Operating Partnership”), and Heritage Communities L.P. (the “Heritage OP”). As of December 31, 2010, there were 179,909,408 units in the Operating Partnership outstanding, of which 174,847,440 units or 97.2% were owned by UDR and 5,061,968 units or 2.8% were owned by limited partners. The consolidated financial statements of UDR include the non-controlling interests of the unitholders in the Operating Partnership. The consolidated financial statements of UDR include the non-controlling interests of the unitholders in the Heritage OP prior to UDR’s ownership of 100% of 6,264,260 units outstanding in Heritage OP as of December 31, 2009.
The Company evaluated subsequent events through the date of issuance of the Company’s financial statements. No recognized or non-recognized subsequent events were noted.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2. SIGNIFICANT ACCOUNTING POLICIES
Recent Accounting Pronouncements
In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements” an amendment to ASC Topic 820, “Fair Value Measurements and Disclosures.” This amendment provides for more robust disclosures about (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements, and (4) the transfers between Levels 1, 2, and 3. ASU No. 2010-06 was effective for the Company for our fiscal year beginning in January 1, 2010.
In December 2010, the FASB issued ASU 2010-29, which addresses diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. The amendments in ASU 2010-29 specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in ASU 2010-29 also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.
Use of estimates
The preparation of these financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the dates of the financial statements and the amounts of revenues and expenses during the reporting periods. Actual amounts realized or paid could differ from those estimates.
Reclassifications
Certain previously reported amounts have been reclassified to conform to the current financial statement presentation.
Investment in joint ventures
We use the equity method to account for investments that qualify as variable interest entities where we are not the primary beneficiary and entities that we do not control or where we do not own a majority of the economic interest but have the ability to exercise significant influence over the operating and financial policies of the investee. Throughout these financial statements we use the term “joint venture” when referring to entities in which we do not have a 100% ownership interest. The Company will also use the equity method when we function as the managing member and our joint venture partner has substantive participating rights or where we can be replaced by our joint venture partner as managing member without cause. For a joint venture accounted for under the equity method, our share of net earnings or losses is reflected as income when earned and distributions are credited against our investment in the joint venture as received.
In determining whether a joint venture is a variable interest entity, the Company considers: the form of our ownership interest and legal structure; the size of our investment; the financing structure of the entity, including necessity of subordinated debt; estimates of future cash flows; ours and our partner’s ability to participate in the decision making related to acquisitions, disposition, budgeting and financing of the entity; obligation to absorb losses and preferential returns; nature of our partner’s primary operations; and the degree, if any, of disproportionally between the economic and voting interests of the entity. As of December 31, 2010, the Company did not assess any of our joint ventures as variable interest entities where UDR was the primary beneficiary.
We continually evaluate our investments in unconsolidated joint ventures when events or changes in circumstances indicate that there may be an other-than-temporary decline in value. We consider various factors to determine if a decrease in the value of the investment is other-than-temporary. These factors include, but are not limited to, age of the venture, our intent and ability to retain our investment in the entity, the financial condition and long-term prospects of the entity, and the relationships with the other joint venture partners and its lenders. The amount of loss recognized is the excess of the investment’s carrying amount over its estimated fair value. If we believe that the decline in fair value is temporary, no impairment is recorded. The aforementioned factors are taken as a whole by management in determining the valuation of our equity method investments. Should the actual results differ from management’s judgment, the valuation could be negatively affected and may result in a negative impact to our Consolidated Financial Statements.
Discontinued operations
For properties accounted for under FASB ASC 360, Property, Plant and Equipment (formerly SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”) (“Topic 360”), the results of operations for those properties sold during the year or classified as held-for-sale at the end of the current year are classified as discontinued operations in the current and prior periods pursuant to FASB ASC 205-20, Presentation of Financial Statements — Discontinued Operations (“Topic 205-20”). Further, to meet the discontinued operations criteria, the Company will not have any significant continuing involvement in the ownership or operation of the property after the sale or disposition. Once a property is deemed as held-for-sale, depreciation is no longer recorded. However, if the Company determines that the property no longer meets the criteria for held-for-sale, the Company will recapture any unrecorded depreciation on the property. The sales related to condominium units are also included in discontinued operations (see Note 4, Discontinued Operations for further discussion).
Real estate
Real estate assets held for investment are carried at historical cost and consist of land, buildings and improvements, furniture, fixtures and equipment and other costs incurred during their development, acquisition and redevelopment.
Expenditures for ordinary repair and maintenance costs are charged to expense as incurred. Expenditures for improvements, renovations, and replacements related to the acquisition and/or improvement of real estate assets are capitalized and depreciated over their estimated useful lives if the expenditures qualify as a betterment or the life of the related asset will be substantially extended beyond the original life expectancy.
UDR purchases real estate investment properties and allocates the purchase price to the tangible and identifiable intangible assets acquired based on their estimated fair value. The primary, although not only, identifiable intangible asset associated with our portfolio is the value of existing lease agreements. When allocating cost to an acquired community, we first allocate costs to the estimated intangible value of the existing lease agreements and then to the estimated value of the land, building and fixtures assuming the community is vacant. The Company estimates the intangible value of the lease agreements by determining the lost revenue associated with a hypothetical lease-up. Depreciation on the building is based on the expected useful life of the asset and the in-place leases are amortized over their remaining contractual life. Property acquisition costs are expensed as incurred.
Quarterly or when changes in circumstances warrant, UDR will assess our real estate portfolio for indicators of impairment. In determining whether the Company has indicators of impairment in our real estate assets, we assess whether the long-lived asset’s carrying value exceeds the community’s undiscounted future cash flows, which is representative of projected NOI plus the residual value of the community. Our future cash flow estimates are based upon historical results adjusted to reflect our best estimate of future market and operating conditions and our estimated holding periods. If such indicators of impairment are present and the carrying value exceeds the undiscounted cash flows of the community, an impairment loss is recognized equal to the excess of the carrying amount of the asset over its estimated fair value. Our estimates of fair market value represent our best estimate based primarily upon unobservable inputs related to rental rates, operating costs, growth rates, discount rates, capitalization rates, industry trends and reference to market rates and transactions.
For long-lived assets to be disposed of, impairment losses are recognized when the fair value of the asset less estimated cost to sell is less than the carrying value of the asset. Properties classified as real estate held for disposition generally represent properties that are actively marketed or contracted for sale with the closing expected to occur within the next twelve months. Real estate held for disposition is carried at the lower of cost, net of accumulated depreciation, or fair value, less the cost to dispose, determined on an asset-by-asset basis. Expenditures for ordinary repair and maintenance costs on held for disposition properties are charged to expense as incurred. Expenditures for improvements, renovations, and replacements related to held for disposition properties are capitalized at cost. Depreciation is not recorded on real estate held for disposition.
Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which are 35 years for buildings, 10 to 35 years for major improvements, and 3 to 10 years for furniture, fixtures, equipment, and other assets. As of December 31, 2010 and 2009, the value of our net intangible assets which are reflected in “Other assets” was  $13.3 million and  $7.3 million, respectively. As of December 31, 2010 and 2009, the value of our net intangible liabilities which are reflected in “Accounts payable, accrued expenses, and other liabilities” was  $3.9 million and  $5.2 million in our Consolidated Balance Sheets. The balances are being amortized over the remaining life of the respective intangible.
All development projects and related carrying costs are capitalized and reported on the Consolidated Balance Sheets as “Real estate under development.” As each building in a project is completed and becomes available for lease-up, the total cost of the building is transferred to real estate held for investment and the assets are depreciated over their estimated useful lives. The costs of development projects which include interest, real estate taxes, insurance, and allocated development overhead related to support costs for personnel working directly on the development site are capitalized during the construction period. During 2010, 2009, and 2008, total interest capitalized was  $12.5 million,  $16.9 million, and  $14.9 million, respectively.
Cash and cash equivalents
Cash and cash equivalents consist of cash on hand, demand deposits with financial institutions and short-term, highly liquid investments. We consider all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The majority of the Company’s cash and cash equivalents are held at major commercial banks.
Restricted cash
Restricted cash consists of escrow deposits held by lenders for real estate taxes, insurance and replacement reserves, and security deposits.
Escrow — 1031 exchange funds
In most cases, disposition proceeds are set aside and designated to fund future tax-deferred exchanges of qualifying real estate investments. If these proceeds are not redeployed to qualifying real estate investment within 180 days, these funds are redesignated as cash and cash equivalents.
Derivative financial instruments
The Company utilizes derivative financial instruments to manage interest rate risk and will generally designate these financial instruments as cash flow hedges. Derivative financial instruments are recorded on our Consolidated Balance Sheets as either an asset or liability and measured quarterly at their fair value. The changes in fair value for cash flow hedges that are deemed effective are reflected in other comprehensive income and for non-designated derivative financial instruments in earnings. The ineffective component of cash flow hedges, if any, is recorded in earnings.
Cost of raising capital
Costs incurred in connection with the issuance of equity securities are deducted from stockholders’ equity. Costs incurred in connection with the issuance or renewal of debt are subject to the provisions of FASB ASC 470-50, Debt Modification and Extinguishment (formerly EITF 96-19, “Debtors’ Accounting for a Modification or Exchange of Debt Instruments”). Accordingly, if the terms of the renewed or modified debt instrument are deemed to be substantially different (i.e. a 10 percent or greater difference in the cash flows between instruments), all unamortized financing costs associated with the extinguished debt are charged to earnings in the current period. When the cash flows are not substantially different, the costs associated with the renewal or modification are capitalized and amortized into interest expense over the remaining term of the related debt instrument and other related costs are expensed. The balance of any unamortized financing costs associated with retired debt is expensed upon retirement. Deferred financing costs for new debt instruments include fees and costs incurred by the Company to obtain financing. Deferred financing costs are generally amortized on a straight-line basis, which approximates the effective interest method, over a period not to exceed the term of the related debt.
Preferred Share repurchases
When repurchasing Preferred Stock, the Company recognizes share issuance costs as a charge to the Preferred Stock on a pro rata basis to the total costs incurred for the Preferred Stock offering. The Company, during the years ended December 31, 2010, 2009, and 2008, recognized share issuance costs of  $23,000,  $853,000, and  $829,000, respectively as part of the amount reported in “Discount/(premium) on Preferred Stock repurchases, net” in the Consolidated Statement of Stockholders’ Equity and Comprehensive Income/(Loss).
Comprehensive income
Comprehensive income, which is defined as all changes in equity during each period except for those resulting from investments by or distributions to stockholders, is displayed in the accompanying Consolidated Statements of Stockholders’ Equity and Comprehensive Income/(Loss). For the year ended December 31, 2010, other comprehensive income/(loss) consisted of the change in fair value of marketable securities, the change in the fair value of effective cash flow hedges from our consolidated subsidiaries, and the allocation of other comprehensive income/(loss) to redeemable non-controlling interests. (See Note 5, Joint Ventures for further discussion.)
Revenue and real estate sales gain recognition
Rental income related to leases is recognized on an accrual basis when due from residents in accordance with FASB ASC 840, Leases (formerly SFAS 13 “Accounting for Leases”) and SEC Staff Accounting Bulletin No. 104, “Revenue Recognition”. Rental payments are generally due on a monthly basis and recognized when earned. The Company recognizes interest income, management and other fees and incentives when earned, fixed and determinable.
The Company accounts for sales of real estate in accordance with FASB ASC 360-20, Real Estate Sales (formerly SFAS 66, “Accounting for Sales of Real Estate”). For sale transactions meeting the requirements for full accrual profit recognition, such as the Company no longer having continuing involvement in the property, we remove the related assets and liabilities from our Consolidated Balance Sheets and record the gain or loss in the period the transaction closes. For sale transactions that do not meet the full accrual sale criteria due to our continuing involvement, we evaluate the nature of the continuing involvement and account for the transaction under an alternate method of accounting.
Sales to entities in which we retain or otherwise own an interest are accounted for as partial sales. If all other requirements for recognizing profit under the full accrual method have been satisfied and no other forms of continuing involvement are present, we recognize profit proportionate to the outside interest in the buyer and will defer the gain on the interest we retain. The Company will recognize any deferred gain when the property is then sold to a third party. In transactions accounted by us as partial sales, we determine if the buyer of the majority equity interest in the venture was provided a preference as to cash flows in either an operating or a capital waterfall. If a cash flow preference has been provided, we recognize profit only to the extent that proceeds from the sale of the majority equity interest exceed costs related to the entire property.
Advertising costs
All advertising costs are expensed as incurred and reported on the Consolidated Statements of Operations within the line item “Administrative and marketing”. During 2010, 2009, and 2008, total advertising expense was  $6.4 million,  $5.7 million, and  $6.1 million, respectively.
Stock-based employee compensation plans
UDR accounts for its stock-based employee compensation plans in accordance with FASB ASC 718, Compensation- Stock Compensation (formerly SFAS 123(R), “Share-Based Payments”). This standard requires an entity to measure the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and recognize the cost over the period during which the employee is required to provide service in exchange for the award, which is generally the vesting period. The fair value for stock options issued by the Company is calculated utilizing the Black-Scholes-Merton formula. For performance based awards, the Company remeasures the fair value each balance sheet date with adjustments made on a cumulative basis until the award is settled and the final compensation is known.
Redeemable non-controlling interests in the Operating Partnership
Interests in operating partnerships held by limited partners are represented by operating partnership units (“OP Units”). Income is allocated to holders of OP Units based upon net income available to common stockholders and the weighted average number of OP Units outstanding to total common shares plus OP Units outstanding during the period. Capital contributions, distributions, and profits and losses are allocated to non-controlling interests in accordance with the terms of the individual partnership agreements.
Limited partners have the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the limited partner at a redemption price equal to and in the form of the Cash Amount (as defined in the limited partnership agreement of the Operating Partnership (the “Partnership Agreement”)), provided that such OP Units have been outstanding for at least one year. UDR, as the general partner of the Operating Partnership may, in its sole discretion, purchase the OP Units by paying to the limited partner either the Cash Amount or the REIT Share Amount (generally one share of Common Stock of the Company for each OP Unit), as defined in the Partnership Agreement. Accordingly, the Company records the OP Units outside of permanent equity and reports the OP Units at their redemption value at each balance sheet date.
Earnings per share
Basic earnings per Common Share is computed based upon the weighted average number of Common Shares outstanding during the year. Diluted earnings per Common Share is computed based upon Common Shares outstanding plus the effect of dilutive stock options and other potentially dilutive Common Stock equivalents. The dilutive effect of OP units, stock options and other potentially dilutive Common Stock equivalents is determined using the treasury stock method based on UDR’s average stock price. The number of shares used to compute basic and dilutive earnings per share have been adjusted to reflect the Special Dividend during the year ended December 31, 2009.
The following table sets forth the computation of basic and diluted earning per share (dollars in thousands, except per share amounts):

	Years Ended December 31,
	2010	2009	2008

Numerator for earnings per share — basic and diluted:
Net (loss)/earnings attributable to common stockholders	$(112,362)	$(95,858)	$688,708

Denominator for earnings per share — basic and diluted:
Weighted average common shares outstanding	167,365	150,067	131,364
Non-vested restricted stock awards	(1,508)	(977)	(1,145)

Denominator for basic and diluted earnings per share	165,857	149,090	130,219

Net (loss)/income attributable to common stockholders- basic and diluted	$(0.68)	$(0.64)	$5.29

The effect of the conversion of the OP Units, convertible Preferred Stock, convertible debt, stock options, and restricted stock is not dilutive and is therefore not included in the above calculations as the Company reported a loss from continuing operations.
If the operating partnership units were converted to Common Stock, the additional shares of Common Stock outstanding for the years ended December 31, 2010, 2009, and 2008 would be 5,711,275; 6,705,624; and 8,751,367 weighted average Common Shares, respectively.
If the convertible Preferred Stock were converted to Common Stock, the additional shares of Common Stock outstanding would be 3,035,548 weighted average Common Shares for the years ended December 31, 2010 and 2009, and 2,803,812 weighted average Common Shares for the year ended December 31, 2008.
If the stock options and unvested restricted stock were converted to Common Stock, the additional weighted average Common Shares outstanding using the treasury stock method for the three years ended December 31, 2010, 2009, and 2008 would be 2,296,097; 729,592; and 1,129,907 weighted average Common Shares, respectively.
Income taxes
UDR is operated as, and elects to be taxed as a REIT. Generally, a REIT complies with the provisions of the Code if it meets certain requirements concerning its income and assets, as well as if it distributes at least 90% of its REIT taxable income to its stockholders and will not be subject to U.S. federal income taxes if it distributes at least 100% of its income. Accordingly, no provision has been made for federal income taxes of the REIT. UDR is subject to certain state and local excise or franchise taxes, for which provision has been made. If we fail to qualify as a REIT in any taxable year, our taxable income will be subject to United States Federal income tax at regular corporate rates (including any applicable alternative minimum tax). Even if we qualify as a REIT, we may be subject to certain state and local income taxes and to United States Federal income tax. We also will be required to pay a 100% tax on non-arms length transactions between us and a taxable REIT subsidiary and on any net income from sales of property that the IRS successfully asserts was property held for sale to customers in the ordinary course.
UDR elected for certain consolidated subsidiaries to be treated as Taxable REIT Subsidiaries (“TRS”) relating to the Company’s development activities. Income taxes for our TRS are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities from a change in tax rate is recognized in earnings in the period of the enactment date.
Market concentration risk
Approximately 11% and 10% of our apartment communities are located in Orange County, California and Metropolitan Washington D.C., respectively, based on the carrying value of our real estate portfolio as of December 31, 2010. Therefore, the Company is subject to increased exposure (positive or negative) from economic and other competitive factors specific to these markets.

Real Estate Owned	12 Months Ended
Dec. 31, 2010
Real Estate Owned [Abstract]
REAL ESTATE OWNED
3. REAL ESTATE OWNED
Real estate assets owned by the Company consist of income producing operating properties, properties under development, land held for future development and properties deemed as held for sale. As of December 31, 2010, the Company owned and consolidated 172 communities in 10 states and the District of Columbia totaling 48,553 apartment homes. The following table summarizes the carrying amounts for our real estate owned (at cost) as of December 31, 2010 and December 31, 2009 (dollar amounts in thousands):

	December 31,
	2010	2009

Land	$1,693,775	$1,533,096
Depreciable property — held and used:
Building and improvements	4,499,920	3,908,055
Furniture, fixtures and equipment	297,096	242,525
Under development:
Land	62,410	65,525
Construction in progress	35,502	254,232
Held for disposition:
Land	89,932	102,305
Building and improvements	196,494	203,199
Furniture, fixtures and equipment	6,218	6,110

Real estate owned	6,881,347	6,315,047
Accumulated depreciation	(1,638,326)	(1,351,293)

Real estate owned, net	$5,243,021	$4,963,754

The following table summarizes UDR’s real estate community acquisitions for the year ended December 31, 2010 (dollar amounts in thousands):

			Apartment	Purchase
Property Name	Market	Acquisition Date	Homes	Price (a)

1818 Platinum Triangle	Orange County, CA	August 2010	265	$70,500
Domain Brewers Hill	Baltimore, MD	August 2010	180	46,000
Garrison Square	Boston, MA	September 2010	160	98,000
Marina Pointe	Los Angeles, CA	September 2010	583	157,500
Ridge at Blue Hills	Boston, MA	September 2010	186	40,000

			1,374	$412,000

(a)	The purchase price is the contractual amount paid by UDR to the third party and does not include any costs that the Company incurred in the pursuit of the property.
The  $412 million purchase price, which includes assumed debt with a fair value of  $93.3 million, was allocated  $81.1 million to land;  $317.7 million to building and improvements;  $3.1 million to furniture, fixtures, and equipment; and  $10.1 million to intangible assets.
During the year ended December 31, 2010, the Company also acquired land located in San Francisco, California with a purchase price of  $23.6 million.
The Company incurred  $2.9 million and  $0 of acquisition-related costs during the years ended 2010 and 2009, respectively. These expenses are classified on the Consolidated Statements of Operations in the line item entitled “General and administrative.”
During the year ended December 31, 2009, the Company acquired one community with 289 apartment homes in Dallas, Texas. The purchase related to an agreement previously entered into by UDR, which contains provisions that will require the Company and the builder to jointly agree upon the fair market value of each property at a later point in time (generally within two years of stabilization). A percentage of the increase in the fair market value over cost will then be paid to the developer, ranging from 50% to 70%, which is not included in the initial purchase price of  $28.5 million nor is the contingent obligation accrued for by the Company.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
4. DISCONTINUED OPERATIONS
The results of operations for properties sold during the year or designated as held-for-sale at the end of the year are classified as discontinued operations for all periods presented. Properties classified as real estate held for disposition generally represent properties that are actively marketed or contracted for sale with the closing expected to occur within the next twelve months. The application of Topic 205-20 does not have an impact on net income available to common stockholders. The application of Topic 205-20 results in the retrospective reclassification of the operating results of all properties sold or classified as held for disposition through June 30, 2011, within the Consolidated Statements of Operations for the years ended December 31, 2010, 2009, and 2008, and the retrospective reclassification of the assets and liabilities within the Consolidated Balance Sheets as of December 31, 2010 and 2009, if applicable. During the six months ended June 30, 2011, UDR sold seven communities representing 1,707 apartment homes. The results of operations of these communities have been retrospectively included in Discontinued Operations in the Consolidated Statements of Operations. In addition, the assets and liabilities related to these communities have been retrospectively classified as held for sale in the Consolidated Balance Sheets.
During the year ended December 31, 2010, UDR sold one 149 apartment home community. UDR recognized gains for financial reporting purposes of  $4.0 million on this sale, which is also included in discontinued operations. For the year ended December 31, 2009, the Company did not dispose of any communities. For the year ended December 31, 2008, UDR sold 86 communities, one commercial property, one parcel of land, and 53 condominiums from two communities with a total of 640 condominiums. UDR recognized after-tax gains for financial reporting purposes of  $786.4 million on these sales. In conjunction with the sale of the 86 communities during 2008, UDR received a  $200.0 million note. The Company received full payment of the note during the year ended December 31, 2009.
The following is a summary of income from discontinued operations for the three years ended December 31, 2010 (dollars in thousands):

	December 31,
	2010	2009	2008

Rental income	$28,573	$27,557	$66,960
Non-property income	1,853	—	183

	30,426	27,557	67,143

Rental expenses	9,029	8,843	24,509
Property management fee	786	758	1,841
Real estate depreciation	13,489	13,342	12,306
Interest	3,078	5,243	7,862
Other expenses	—	1	6

	26,382	28,187	46,524
Income/(loss) before net gain on the sale of depreciable property	4,044	(630)	20,619
Net gain on the sale of depreciable property, excluding TRS	4,048	2,343	787,059
TRS gain/(loss) on sale of real estate, net of tax	35	81	(878)

Income from discontinued operations	$8,127	$1,794	$806,800

In the fourth quarter of 2008, the Company made the strategic decision to exit our activity related to the conversion and sale of condominium units. As a result of our decision, the Company incurred a charge to earnings of  $1.7 million. The unsold units were reverted to operating apartment homes. In addition, as the Company reverted the former condominium properties to operating communities and removed operating results from discontinued operations to continuing operations. Previously unrecorded depreciation of  $3.7 million was recorded during the year ended December 31, 2008.

Joint Ventures	12 Months Ended
Dec. 31, 2010
Joint Ventures [Abstract]
JOINT VENTURES
5. JOINT VENTURES
UDR has entered into joint ventures with unrelated third parties for real estate assets that are either consolidated and included in real estate owned on our Consolidated Balance Sheets or are accounted for under the equity method of accounting, which are not consolidated and are included in investment in unconsolidated joint ventures on our Consolidated Balance Sheets. The Company consolidates an entity in which we own less than 100% but control the joint venture as well as any variable interest entity where we are the primary beneficiary. In addition, the Company consolidates any joint venture in which we are the general partner or managing member and the third party does not have the ability to substantively participate in the decision-making process nor do they have the ability to remove us as general partner or managing member without cause.
UDR’s joint ventures are funded with a combination of debt and equity. Our losses are limited to our investment and except as noted below, the Company does not guarantee any debt, capital payout or other obligations associated with our joint venture portfolio.
Consolidated Joint Ventures
UDR is a partner with an unaffiliated third party in a joint venture (“989 Elements”) which owns and operates a 23-story, 166 home high-rise apartment community in the central business district of Bellevue, Washington. On December 30, 2009, UDR entered into an agreement with our partner to purchase its 49% interest in 989 Elements for  $7.7 million. Concurrently, our partner resigned as managing member and appointed UDR as managing member. In addition, our partner relinquished its voting rights and approval rights and its ability to substantively participate in the decision-making process of the joint venture resulting in the consolidation of the joint venture. The joint venture assets and liabilities were recorded at fair value. The fair value of the assets was  $55 million ( $54.8 million of real estate owned and  $200,000 of current assets) and the fair value of liabilities was  $34.1 million ( $33.4 million of a construction loan, net of fair market value adjustment of  $1.6 million and  $700,000 of current liabilities) at the consolidation date. During the year ended December 31, 2009, UDR recognized a gain on the remeasurement of our previously held equity interest in the joint venture, acquired assets and assumed liabilities to fair value of  $3.4 million and is included in “Gain on consolidation of joint ventures” on our Consolidated Statements of Operations.
On December 31, 2009, the Company repaid the outstanding balance of  $35 million on the construction loan held by 989 Elements. As a result, the Company wrote off the adjustment to record the fair value of the construction loan assumed on December 30, 2009 of  $1.6 million and is included in “Write off of fair market value adjustment” on our Consolidated Statements of Operations for the year ended December 31, 2009. In March 2010, the Company paid  $7.7 million and acquired our partner’s 49% interest in the joint venture. At the closing of the agreement and at December 31, 2010, the Company’s interest in 989 Elements was 98%. The activities and accounts of 989 Elements are included in the Company’s consolidated financial position as of December 31, 2010 and 2009 and consolidated results of operations and cash flows during the year ended December 31, 2010 and the two day period ending December 31, 2009.
UDR is a partner with an unaffiliated third party in a joint venture (“Elements Too”) which owns and operates a 274 home apartment community in the central business district of Bellevue, Washington. Construction began in the fourth quarter of 2006 and was completed in the first quarter of 2010. On October 16, 2009, our partner resigned as managing member and appointed UDR as managing member. In addition, our partner relinquished its voting rights and approval rights and its ability to substantively participate in the decision-making process of the joint venture resulting in the consolidation of the joint venture. The joint venture assets and liabilities were recorded at fair value. Prior to consolidation, our equity investment in Elements Too was  $24.4 million (net of an  $11 million impairment loss discussed below) at October 16, 2009. The fair value of the assets was  $100.3 million ( $99.5 million of real estate owned and  $814,000 of other assets) and the fair value of liabilities was  $75.6 million ( $70.5 million of a construction loan,  $917,000 of a derivative instrument, and  $4.2 million of other liabilities). During the year ended December 31, 2009, UDR recognized a loss on the remeasurement of our previously held equity interest in the joint venture, acquired assets and assumed liabilities to fair value of  $1.9 million and is included in “Gain on consolidation of joint ventures” on our Consolidated Statements of Operations.
On December 30, 2009, UDR entered into an agreement with our partner to purchase its 49% interest in Elements Too for  $3.2 million. In March 2010, the Company paid the outstanding balance of  $3.2 million and acquired our partner’s 49% interest in the joint venture. At the closing of the agreement and at December 31, 2010, the Company’s interest in Elements Too was 98%. During the year ended December 31, 2010, the Company repaid the outstanding balance of  $70.5 million on the construction loan held by Elements Too. The activities and accounts of Elements Too are included in the Company’s consolidated financial position as of December 31, 2010 and 2009 and consolidated results of operations and cash flows during the year ended December 31, 2010 and the seventy-six day period ending December 31, 2009.
UDR is a partner with an unaffiliated third party in a joint venture (“Bellevue”) which owns an operating retail site in Bellevue, Washington. The Company initially planned to develop a 430 home high rise apartment building with ground floor retail on an existing operating retail center. However, during the year ended December 31, 2009, the joint venture decided to continue to operate the retail property as opposed to developing a high rise apartment building on the site. On December 30, 2009, UDR entered into an agreement with our partner to purchase its 49% interest in Bellevue for  $5.2 million. In addition, our partner resigned as managing member and appointed UDR as managing member. Concurrent with its resignation, our partner relinquished its voting rights and approval rights and its ability to substantively participate in the decision-making process of the joint venture resulting in the consolidation of the joint venture at fair value. Prior to consolidation, our equity investment in Bellevue was  $5 million (net of a  $5 million impairment loss discussed below). The fair value of the assets was  $33 million ( $32.8 million of real estate owned and  $211,000 of other assets) and the fair value of liabilities was  $23.0 million ( $22.3 million of a mortgage payable,  $506,000 of a derivative instrument, and  $213,000 of other liabilities). During the year ended December 31, 2009, UDR recognized a gain on the remeasurement of our previously held equity interest in the joint venture, acquired assets and assumed liabilities to fair value of  $315,000 and is included in “Gain on consolidation of joint ventures” on our Consolidated Statements of Operations. In March 2010, the Company paid  $5.2 million and acquired our partner’s 49% interest in the joint venture. At the closing of the agreement, the Company’s interest in Bellevue was 98%. At December 31, 2010, the carrying value of the mortgage payable guaranteed by the Company was  $22.3 million. The activities and accounts of Elements Too are included in the Company’s consolidated financial position as of December 31, 2010 and 2009 and consolidated results of operations and cash flows during year ended December 31, 2010 and the two-day period ending December 31, 2009.
Prior to their consolidation in 2009, we evaluated our investments in these joint ventures when events or changes in circumstances indicate that there may be an other-than-temporary decline in value. We considered various factors to determine if a decrease in value of each of these investments was other-than-temporary. In 2009, we recognized a non-cash charge of  $16 million representing the other-than-temporary decline in fair values below the carrying values of two of the Company’s investments in Bellevue, Washington joint ventures.
During 2008, we completed the development of a consolidated joint venture located in Marina del Rey, California with 298 apartment homes and a carrying value of  $139.3 million. In December 2008, we acquired for  $1.5 million our joint venture partner’s interest in their profit participation and terminated the property management agreement that had approximately two years remaining on the pre-existing contract. As a result of terminating our arrangement, the Company recorded a charge to earnings of  $305,000 as the profit component related to the management agreement and capitalized the balance as part of the investment in real estate. The component capitalized as the investment in real estate is depreciated over the average remaining life of the tangible assets. As of December 31, 2008, the Company included this property as a component of our wholly-owned communities.
Unconsolidated Joint Ventures
The Company recognizes earnings or losses from our investments in unconsolidated joint ventures consisting of our proportionate share of the net earnings or loss of the joint venture. In addition, we may earn fees for providing management services to the unconsolidated joint ventures. As of December 31, 2010, UDR had investments in the following unconsolidated joint ventures which are accounted for under the equity method of accounting.
In November 2010, the Company acquired The Hanover Company’s (“Hanover”) partnership interests in the Hanover/MetLife Master Limited Partnership (the“UDR/MetLife Partnership”). The UDR/MetLife Partnership owns a portfolio of 26 operating communities containing 5,748 apartment homes and 11 land parcels with the potential to develop approximately 2,300 additional apartment homes. Under the terms of the UDR/MetLife Partnership, UDR will act as the general partner and earn fees for property and asset management and financing transactions.
UDR acquired ownership interests of 12.27% in the operating communities and 4.14% in the land parcels for  $100.8 million. The initial investment of  $100.8 million consists of  $71.8 million in cash, which includes associated transaction costs, and a  $30 million payable (includes discount of  $1 million) to Hanover. UDR agreed to pay the  $30 million balance to Hanover in two interest free installments in the amounts of  $20 million and  $10 million on the first and second anniversaries of the closing, respectively. The  $30 million payable was recorded at its present value of  $29 million using an effective interest rate of 2.67%. At December 31, 2010, the net carrying value of the payable was  $29.1 million, and interest expense of  $129,000 was recorded during the year ended December 31, 2010. At December 31, 2010, the Company’s investment was  $122.2 million.
UDR’s total cost of its equity investment of  $100.8 million differed from the fair value of its proportionate share in the underlying net assets of the UDR/MetLife Partnership of  $111.4 million. The difference of  $10.6 million was attributable to certain assets and adjustments were allocated to UDR’s proportionate share in the UDR/MetLife Partnership’s buildings of  $8.4 million, land of  $3.9 million, and ( $1.6 million) of lease intangible assets. With the exception of land, the difference related to buildings is amortized and recorded as a component of loss from unconsolidated entities over 45 years and the difference related to lease intangible assets is amortized and recorded as a component of loss from unconsolidated entities over 11 months with the offset to the Company’s carrying value of its equity investment. During the year ended December 31, 2010, the Company recorded  $264,000 of amortization.
In connection with the purchase of Hanover’s interests in the UDR/MetLife Partnership, UDR agreed to indemnify Hanover from liabilities from Hanover’s guaranty of  $333 million (outstanding at December 31, 2010) in loans which are secured by a security interest in the operating communities subject to the loan. The loans are to the sub-tier partnerships which own the 26 operating communities. The Company anticipates that the balance of these loans will be refinanced by the UDR/MetLife Partnership over the next twelve months.
In October 2010, the Company entered into a venture with an affiliate of Hanover to develop a 240-home community in Stoughton, Massachusetts. At closing and at December 31, 2010, UDR owned a noncontrolling interest of 95% in the joint venture. Our initial investment was  $10 million and our investment at December 31, 2010 was  $10.3 million.
During 2009, UDR and an unaffiliated third party formed a joint venture for the investment of up to  $450 million in multifamily properties located in key, high barrier to entry markets. The partners will contribute equity of  $180 million of which the Company’s maximum equity will be 30% or  $54 million when fully invested. During the year ended December 31, 2010, the joint venture acquired its first property (151 homes) located in Metropolitan Washington D.C. for  $43.1 million. At closing and at December 31, 2010, the Company owned 30%. Our investment at December 31, 2010 and 2009 was  $5.2 million and  $242,000, respectively.
In November 2007, UDR and an unaffiliated third party formed a joint venture which owns and operates 10 operating properties located in Texas (3,992 homes). UDR contributed cash and a property equal to 20% of the fair value of the properties. The unaffiliated member contributed cash equal to 80% of the fair value of the properties comprising the joint venture, which was then used to purchase the nine operating properties from UDR. Our initial investment was  $20.4 million. Our investment at December 31, 2010 and 2009 was  $10.3 million and  $13.9 million, respectively.
We evaluate our investments in unconsolidated joint ventures when events or changes in circumstances indicate that there may be an other-than-temporary decline in value. We consider various factors to determine if a decrease in the value of the investment is other-than-temporary. Prior to their consolidation and during the year ended December 31, 2009, we recognized a non-cash charge of  $16 million representing the other-than-temporary decline in the fair values below the carrying values of two of the Company’s Bellevue, Washington joint ventures, which were previously accounted for under the equity method. The Company did not recognize any other-than-temporary decrease in the value of its other investments in unconsolidated joint ventures during the years ended December 31, 2010 and 2009.
Summarized combined financial information relating to all the unconsolidated joint ventures operations (not just our proportionate share), is presented below for the three years ended December 31, 2010 (dollars in thousands):

	Year Ended December 31,
	2010	2009 (a)	2008 (a)

For the year ended:
Revenues	$60,234	$48,575	$43,486
Real estate depreciation and amortization	28,744	21,133	22,509
Net loss	(29,737)	(11,719)	(18,167)
UDR recorded loss from unconsolidated entities	(4,204)	(18,665)	(3,612)

(a)	Includes results of operations of equity method joint ventures through the effective date of consolidation. See “Consolidated Joint Ventures” above.
Combined summary balance sheets relating to all the unconsolidated joint ventures (not just our proportionate share) is presented below for the years ended December 31, (dollars in thousands):

	2010	2009
Real estate, net	$2,692,167	$320,786
Total assets	2,807,886	332,694
Amount due to UDR	672	779
Third party debt	1,524,872	254,000
Total liabilities	1,580,733	265,091
Non-controlling interest	14,537	—
Equity	1,212,616	67,603
As of December 31, 2010, the Company had deferred fees and deferred profit from the sale of properties of  $28.9 million, the majority of which the Company will not recognize until the underlying properties are sold to a third party. The Company recognized  $3.2 million of management fees during the year ended December 31, 2010 for our involvement in the joint ventures.
The Company may be required to make additional capital contributions to certain of our joint ventures should additional capital contributions be necessary to fund development costs or operating shortfalls.

Secured Debt	12 Months Ended
Dec. 31, 2010
Secured Debt [Abstract]
SECURED DEBT
6. SECURED DEBT
Our secured debt instruments generally feature either monthly interest and principal or monthly interest-only payments with balloon payments due at maturity. For purposes of classification in the following table, variable rate debt with a derivative financial instrument designated as a cash flow hedge is deemed as fixed rate debt due to the Company having effectively established the interest rate for the underlying debt instrument. Secured debt including that related to real estate held for sale, which encumbers  $3.1 billion or 45% of UDR’s real estate owned based upon gross book value ( $3.8 billion or 55% of UDR’s real estate owned is unencumbered) consists of the following as of December 31, 2010 (dollar amounts in thousands):

			2010
	Principal Outstanding		Weighted	Weighted	Number of
	December 31,		Average	Average	Communities
	2010	2009	Interest Rate	Years to Maturity	Encumbered
Fixed Rate Debt
Mortgage notes payable	$292,236	$506,203	5.18%	2.8	8
Tax-exempt secured notes payable	13,325	13,325	5.30%	20.2	1
Fannie Mae credit facilities	897,318	949,971	5.32%	6.4	14

Total fixed rate secured debt	1,202,879	1,469,499	5.29%	5.7	23

Variable Rate Debt
Mortgage notes payable	405,641	243,810	2.33%	2.6	14
Tax-exempt secured note payable	94,700	27,000	1.05%	19.2	2
Fannie Mae credit facilities	260,450	249,125	1.68%	5.1	32

Total variable rate secured debt	760,791	519,935	1.95%	5.5	48

Total secured debt	$1,963,670	$1,989,434	3.99%	5.6	71

UDR entered into secured revolving credit facilities with Fannie Mae with an aggregate commitment of  $1.4 billion at December 31, 2010. The Fannie Mae credit facilities are for an initial term of 10 years, bear interest at floating and fixed rates, and certain variable rate facilities can be extended for an additional five years at our option. We have  $897.3 million of the funded balance fixed at a weighted average interest rate of 5.3% and the remaining balance on these facilities is currently at a weighted average variable rate of 1.7%. Further information related to these credit facilities is as follows:

	December 31, 2010	December 31, 2009
	(dollar amounts in thousands)

Borrowings outstanding	$1,157,768	$1,199,096
Weighted average borrowings during the period ended	1,198,771	1,033,658
Maximum daily borrowings during the period ended	1,209,739	1,199,322
Weighted average interest rate during the period ended	4.6%	4.6%
Weighted average interest rate at the end of the period	4.5%	4.6%
The Company will from time to time acquire properties subject to fixed rate debt instruments. In those situations, management will record the secured debt at its estimated fair value and amortize any difference between the fair value and par to interest expense over the life of the underlying debt instrument. The unamortized fair market adjustment was a net discount of  $694,000 and  $987,000 at December 31, 2010 and 2009, respectively.
Fixed Rate Debt
Mortgage notes payable. Fixed rate mortgage notes payable are generally due in monthly installments of principal and interest and mature at various dates from January 2011 through February 2017 and carry interest rates ranging from 2.66% to 6.60%. Mortgage notes payable includes debt associated with development activities.
Tax-exempt secured notes payable. Fixed rate mortgage notes payable that secure tax-exempt housing bond issues mature in March 2031 and carry an interest rate of 5.30%. Interest on these notes is payable in semi-annual installments.
Secured credit facilities. At December 31, 2010, UDR’s fixed rate secured credit facilities consisted of  $897.3 million on a  $1.4 billion aggregate commitment under five revolving secured credit facilities with Fannie Mae (the Company also owes  $260.5 million under the variable rate component of this instrument). The Fannie Mae credit facilities are for an initial term of 10 years, bear interest at floating and fixed rates, and certain variable rate facilities can be extended for an additional five years at our option. As of December 31, 2010, the fixed rate Fannie Mae credit facilities had a weighted average fixed rate of interest of 5.3%.
Variable Rate Debt
Mortgage notes payable. Variable rate mortgage notes payable are generally due in monthly installments of principal and interest and mature at various dates from January 2011 through April 2016. The mortgage notes payable interest is based on LIBOR plus some basis points, which translate into interest rates ranging from 0.94% to 5.25% at December 31, 2010.
Tax-exempt secured note payable. The variable rate mortgage notes payable that secures tax-exempt housing bond issues mature at various dates from August 2019 and March 2030. Interest on this note is payable in monthly installments. The mortgage notes payable have interest rates of 1.05% and 1.07% as of December 31, 2010.
Secured credit facilities. The variable rate secured credit facilities consisted of  $260.5 million outstanding on the Fannie Mae credit facilities. As of December 31, 2010, the variable rate Fannie Mae credit facilities had a weighted average floating rate of interest of 1.7%.
The aggregate maturities of our secured debt due during each of the next five calendar years and thereafter are as follows (dollars in thousands):

	Fixed			Variable
	Mortgage	Tax-Exempt	Credit	Mortgage	Tax Exempt	Credit
	Notes	Notes Payable	Facilities	Notes	Notes Payable	Facilities	Total

2011	$78,978	$—	$2,808	$130,215	$—	$39,513	$251,514
2012	57,397	—	177,944	59,285	—	59,529	354,155
2013	62,021	—	38,631	38,509	—	—	139,161
2014	382	—	3,328	101,102	—	—	104,812
2015	403	—	3,522	16,313	—	—	20,238
Thereafter	93,055	13,325	671,085	60,217	94,700	161,408	1,093,790

Total	$292,236	$13,325	$897,318	$405,641	$94,700	$260,450	$1,963,670

Unsecured Debt	12 Months Ended
Dec. 31, 2010
Unsecured Debt [Abstract]
UNSECURED DEBT
7. UNSECURED DEBT
A summary of unsecured debt as of December 31, 2010 and 2009 is as follows (dollars in thousands):

	December 31,
	2010	2009
Commercial Banks

Borrowings outstanding under an unsecured credit facility due July 2012 (a)	31,750	189,300

Senior Unsecured Notes

3.90% Medium-Term Notes due March 2010 (includes premium of $34)	—	50,034
3.625% Convertible Senior Notes due September 2011 (net of Subtopic 470-20 discount of $1,138 and $3,351) (b), (d), (h)	95,961	122,984
5.00% Medium-Term Notes due January 2012	100,000	100,000
3.04% Term Notes due December 2013 (c)	100,000	100,000
6.05% Medium-Term Notes due June 2013	122,500	122,500
5.13% Medium-Term Notes due January 2014 (e)	184,000	184,000
5.50% Medium-Term Notes due April 2014 (net of discount of $226 and $295) (e)	128,274	128,205
5.25% Medium-Term Notes due January 2015 (includes discount of $519 and $177) (e),(f)	324,656	175,352
5.25% Medium-Term Notes due January 2016	83,260	83,260
2.26% Term Notes due January 2016	150,000	—
3.76% Term Notes due January 2016	100,000	—
8.50% Debentures due September 2024	15,644	15,644
4.00% Convertible Senior Notes due December 2035 (net of Subtopic 470-20 discount of $0 and $1,916) (g), (h)	167,750	165,834
Other	39	42

	1,572,084	1,247,855

	$1,603,834	$1,437,155

(a)
Our unsecured credit facility provides us with an aggregate borrowing capacity of  $600 million, which at our election we can increase to  $750 million under certain circumstances. Our unsecured credit facility with a consortium of financial institutions carries an interest rate equal to LIBOR plus a spread of 47.5 basis points (0.9% interest rate at December 31, 2010) and matures in July 2012. In addition, the unsecured credit facility contains a provision that allows us to bid up to 50% of the commitment and we can bid out the entire unsecured credit facility once per quarter so long as we maintain an investment grade rating.

(b)
Subject to the restrictions on ownership of our common stock and certain other conditions, at any time on or after July 15, 2011 and prior to the close of business on the second business day prior to the maturity date of September 15, 2011, and also following the occurrence of certain events, holders of outstanding 3.625% notes may convert their notes into cash and, if applicable, shares of our common stock, at the conversion rate in effect at such time. Upon conversion of the notes, UDR will deliver cash and common stock, if any, based on a daily conversion value calculated on a proportionate basis for each trading day of the relevant 30 trading day observation period. The initial conversion rate for each  $1,000 principal amount of notes was 26.6326 shares of our common stock (equivalent to an initial conversion price of approximately  $37.55 per share), subject to adjustment under certain circumstances. The Company’s Special Dividend paid in January 2009 met the criteria to adjust the conversion rate and resulted in an adjusted conversion rate of 29.0207 shares of our common stock for each  $1,000 of principal (equivalent to a conversion price of approximately  $34.46 per share). If UDR undergoes certain change in control transactions, holders of the 3.625% notes may require us to repurchase their notes in whole or in part for cash equal to 100% of the principal amount of the notes to be repurchased plus any unpaid interest accrued to the repurchase date. In connection with the issuance of the 3.625% notes, UDR entered into a capped call transaction covering approximately 6.7 million shares of our common stock, subject to anti-dilution adjustments similar to those contained in the notes. The capped call expires on the maturity date of the 3.625% notes. The capped call transaction combines a purchased call option with a strike price of  $37.548 with a written call option with a strike price of  $43.806. The capped call transaction effectively increased the initial conversion price to  $43.806 per share, representing a 40% conversion premium. The net cost of approximately  $12.6 million of the capped call transaction was included in stockholders’ equity.

(c)
The Company had an interest rate swap agreement related to these notes, which expired during the year ended December 31, 2010. The notes carried a variable interest rate of 3.04% at December 31, 2010 and a fixed interest rate of 6.26% at December 31, 2009.

(d)
During the year ended December 31, 2010, the Company repurchased some of its 3.625% convertible Senior Notes in open market purchases. As a result of these transactions, we retired debt with a notional value of  $29.2 million for  $29.4 million of cash. Consistent with our accounting policy, the Company expensed  $206,000 of unamortized financing costs and  $599,000 of unamortized discount on convertible debt as a result of these debt retirements for the year ended December 31, 2010. The loss of  $1.0 million is included within a separate component of interest expense on our Consolidated Statements of Operations for the year ended December 31, 2010.

(e)
During the year ended December 31, 2009, the Company repurchased several different traunches of its unsecured debt in open market purchases resulting in retired debt with a notional value of  $238.9 million for  $222.3 million of cash. The gain of  $9.8 million is presented as a separate component of interest expense on our Consolidated Statements of Operations for the year ended December 31, 2009. Consistent with our accounting policy, the Company expensed  $2.3 million of unamortized financing costs and  $3.4 million of unamortized discount on convertible debt as a result of these debt retirements for the year ended December 31, 2009.

(f)
On December 7, 2009, the Company entered into an Amended and Restated Distribution Agreement with respect to the issue and sale by the Company from time to time of its Medium-Term Notes, Series A Due Nine Months or More From Date of Issue. During the three months ended March 31, 2010, the Company issued  $150 million of 5.25% senior unsecured medium-term notes under the Amended and Restated Distribution Agreement. These notes were priced at 99.46% of the principal amount at issuance and had a discount of  $519,000 at December 31, 2010.

(g)
Holders of the outstanding 4.00% notes may require us to repurchase their notes in whole or in part on January 15, 2011, December 15, 2015, December 15, 2020, December 15, 2025 and December 15, 2030, or upon the occurrence of a fundamental change, for cash equal to 100% of the principal amount of the notes to be repurchased plus any accrued and unpaid interest. On or after January 15, 2011, UDR will have the right to redeem the 4.00% notes in whole or in part, at any time or from time to time, for cash equal to 100% of the principal amount of the notes to be redeemed plus any accrued and unpaid interest. Subject to the restrictions on ownership of shares of our Common Stock and certain other conditions, holders of the 4.00% notes may convert their notes, into cash and, if applicable, shares of our Common Stock, at the conversion rate in effect at such time, as follows: (i) prior to the close of business on the second business day immediately preceding the stated maturity date at any time on or after December 15, 2030, and (ii) prior to December 15, 2030 under certain specified circumstances. The initial conversion rate for the notes was 35.2988 shares of our Common Stock per  $1,000 principal amount of notes (equivalent to an initial conversion price of approximately  $28.33 per share), subject to adjustment under certain circumstances. The Company’s Special Dividend paid in January 2009 met the criteria to adjust the conversion rate and the conversion rate was adjusted to 38.7123 shares of our Common Stock for each  $1,000 of principal (equivalent to a conversion price of approximately  $25.83 per share).

(h)
During the year ended December 31, 2009, pursuant to a cash tender offer announced on August 4, 2009, the Company repurchased  $37.5 million in aggregate principal amount of its 8.50% Debentures due September 15, 2024 for  $41.2 million of cash. In connection with this repurchase, the Company recorded a premium and related transaction costs. The tender offer expired on September 3, 2009.

Subtopic 470-20 applies to all convertible debt instruments that have a “net settlement feature”, which means that such convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. This guidance requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion to separately account for the liability and equity components in a manner reflective of the issuers’ nonconvertible debt borrowing rate. The Company adopted provisions under Subtopic 470-20 as of January 1, 2009, and the adoption impacted the historical accounting for the 3.625% convertible senior notes due September 2011 and the 4.00% convertible senior notes due December 2035, and resulted in increased interest expense of  $3.5 million,  $4.3 million, and  $6.6 million for the years ended December 31, 2010, 2009, and 2008, respectively.
The following is a summary of short-term bank borrowings under UDR’s bank credit facility at December 31, 2010 and 2009 (dollars in thousands):

	December 31,
	2010	2009

Total revolving credit facility	$600,000	$600,000
Borrowings outstanding at end of year (1)	31,750	189,300
Weighted average daily borrowings during the year	161,260	83,875
Maximum daily borrowings during the year ended	337,600	279,400
Weighted average interest rate during the year	0.8%	0.9%
Interest rate at end of the year	0.9%	0.7%

(1)	Excludes $4.8 million of letters of credit at December 31, 2010
The convertible notes are convertible at the option of the holder and, as such, are presented as if the holder will convert the debt instrument at the earliest available date. The aggregate maturities of unsecured debt for the five years subsequent to December 31, 2010 are as follows (dollars in thousands):

	Bank	Unsecured
	Lines	Debt	Total

2011 (a)	$—	$95,769	$95,769
2012	31,750	99,808	131,558
2013	—	222,308	222,308
2014	—	312,353	312,353
2015	—	325,167	325,167
Thereafter	—	516,679	516,679

	$31,750	$1,572,084	$1,603,834

(a)	The convertible debt balances have been adjusted to reflect the effect of Subtopic 470-20. Excluding the adjustment, total maturities in 2011 would be $97.1 million.

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
STOCKHOLDERS' EQUITY [Abstract]
STOCKHOLDERS' EQUITY
8. STOCKHOLDERS’ EQUITY
UDR has an effective registration statement that allows the Company to sell an undetermined number of debt and equity securities as defined in the prospectus. The Company has the ability to issue 250,000,000 shares of common stock and 50,000,000 shares of preferred shares as of December 31, 2010.
During the year ended December 31, 2010, the Company entered into the following equity transactions for our common stock:
•	Issued 6,144,367 shares of common stock in connection with an “at the market” equity distribution program where we received gross proceeds of approximately $110.8 million;
•	Issued 18,400,000 shares of common stock in connection with an underwritten public offering where we received gross proceeds of approximately $374.4 million;
•	Issued 553,097 shares of common stock in connection with stock options exercised;
•	Issued 1,009,440 shares of common stock through the Company’s 1999 Long-Term Incentive Plan (the “LTIP”), net of forfeitures; and
•	Converted 923,944 OP Units into Company common stock.
Distributions are subject to the approval of the Board of Directors and are dependent upon our strategy, financial condition and operating results. UDR common distributions for the years ended December 31, 2010 and 2009 totaled  $0.73 and  $0.85 per share, respectively. For taxable years ending on or before December 31, 2010, the IRS is allowing REITS to distribute up to 90% of total distributions in common shares with the residual distributed in cash as a means of enhancing liquidity.
Preferred Stock
The Series E Cumulative Convertible Preferred Stock (“Series E”) has no stated par value and a liquidation preference of  $16.61 per share. Subject to certain adjustments and conditions, each share of the Series E is convertible at any time and from time to time at the holder’s option into one share of our common stock prior to the Special Dividend (1.083 shares after the Special Dividend). The holders of the Series E are entitled to vote on an as-converted basis as a single class in combination with the holders of common stock at any meeting of our stockholders for the election of directors or for any other purpose on which the holders of common stock are entitled to vote. The Series E has no stated maturity and is not subject to any sinking fund or any mandatory redemption.
Distributions declared on the Series E for the years ended December 31, 2010 and 2009 were  $1.33 per share. The Series E is not listed on any exchange. At December 31, 2010 and 2009, a total of 2,803,812 shares of the Series E were outstanding.
UDR is authorized to issue up to 20,000,000 shares of the Series F Preferred Stock (“Series F”). The Series F may be purchased by holders of UDR’s operating partnership units, or OP Units, at a purchase price of  $0.0001 per share. OP Unitholders are entitled to subscribe for and purchase one share of UDR’s Series F for each OP Unit held. A total of 3,208,706 and 2,959,428 shares of the Series F were outstanding at a value of  $321 and  $296 at December 31, 2010 and 2009, respectively. Holders of the Series F are entitled to one vote for each share of the Series F they hold, voting together with the holders of our common stock, on each matter submitted to a vote of security holders at a meeting of our stockholders. The Series F does not entitle its holders to any other rights, privileges or preferences.
In May 2007, UDR issued 5,400,000 shares of the 6.75% Series G Cumulative Redeemable Preferred Stock (“Series G”). The Series G has no stated par value and a liquidation preference of  $25 per share. The Series G generally has no voting rights except under certain limited circumstances and as required by law. The Series G has no stated maturity and is not subject to any sinking fund or mandatory redemption and is not convertible into any of our other securities. The Series G is not redeemable prior to May 31, 2012. On or after this date, the Series G may be redeemed for cash at our option, in whole or in part, at a redemption price of  $25 per share plus accrued and unpaid dividends. During the years ended December 31, 2010 and 2009, the Company repurchased 27,400 and 997,738 shares of Series G, respectively, for less than the liquidation preference of  $25 per share resulting in a  $25,000 and  $2.6 million benefit to our net income/(loss) attributable to common stockholders, respectively.
Distributions declared on the Series G for the year ended December 31, 2010 and 2009 was  $1.69 per share. The Series G is listed on the NYSE under the symbol “UDRPrG.” At December 31, 2010 and 2009, a total of 3,405,562 and 3,432,962 shares of the Series G were outstanding, respectively.
Distribution Reinvestment and Stock Purchase Plan
UDR’s Distribution Reinvestment and Stock Purchase Plan (the “Stock Purchase Plan”) allows common and preferred stockholders the opportunity to purchase, through the reinvestment of cash dividends, additional shares of UDR’s common stock. From inception through December 31, 2008, shareholders have elected to utilize the Stock Purchase Plan to reinvest their distribution for the equivalent of 9,957,233 shares of Company common stock. Shares in the amount of 13,134,256 were reserved for issuance under the Stock Purchase Plan as of December 31, 2010. During the year ended December 31, 2010, UDR acquired all shares issued through the open market.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
EMPLOYEE BENEFIT PLANS [Abstract]
EMPLOYEE BENEFIT PLANS
9. EMPLOYEE BENEFIT PLANS
In May 2001, the stockholders of UDR approved the long term incentive plan (“LTIP”), which supersedes the 1985 Stock Option Plan. The LTIP authorizes the granting of awards which may take the form of options to purchase shares of common stock, stock appreciation rights, restricted stock, dividend equivalents, other stock-based awards, and any other right or interest relating to common stock or cash incentive awards to Company directors, employees and outside trustees to promote the success of the Company by linking individual’s compensation via grants of share based payment. During the year ended December 31, 2009, the stockholders of UDR voted to amend and restate the LTIP to increase the number of shares reserved from 4,000,000 shares to 16,000,000 shares on an unadjusted basis for issuance upon the grant or exercise of awards under the LTIP, which all can be for incentive stock option grants. The LTIP generally provides, among other things, that options are granted at exercise prices not lower than the market value of the shares on the date of grant and that options granted must be exercised within 10 years. As of December 31, 2010, there were 9,019,122 common shares available for issuance under the LTIP.
The LTIP contains change of control provisions allowing for the immediate vesting of an award upon certain events such as a merger where UDR is not the surviving entity. Upon the death or disability of an award recipient all outstanding instruments will vest and all restrictions will lapse. Further, upon the retirement of an award recipient, all outstanding instruments will vest and all restrictions will lapse. The LTIP specifies that in the event of a capital transaction, which includes but is not limited to stock dividends, stock splits, extraordinary cash dividends and spin-offs, the number of shares available for grant in totality or to a single individual is to be adjusted proportionately. The LTIP specifies that when a capital transaction occurs that would dilute the holder of the stock award, prior grants are to be adjusted such that the recipient is no worse as a result of the capital transaction.
Stock Option Plan
UDR has granted stock options to our employees, subject to certain conditions. Each stock option is exercisable into one common share.
A summary of UDR’s stock option activity on an unadjusted basis during the three years ended December 31, 2010 is as follows:

	Option Outstanding		Option Exercisable
		Weighted		Weighted
		Average		Average
	Number of	Exercise	Number of	Exercise
	Options	Price	Options	Price

Balance, January 1, 2008	1,078,659	$11.25
Granted	465,841	26.55
Exercised	(220,333)	10.67
Forfeited	—	—

Balance, December 31, 2008	1,324,167	16.73	1,124,167	$15.01

Granted	3,260,752	10.24
Exercised	(153,525)	8.95
Forfeited	(20,570)	10.33

Balance, December 31, 2009	4,410,824	11.85	1,475,311	$13.84

Granted	—	—
Exercised	(565,820)	10.69
Forfeited	(7,827)	25.10

Balance, December 31, 2010	3,837,177	$12.00	1,880,168	$13.19

Total remaining compensation cost related to unvested share options as of December 31, 2010 was approximately  $1.4 million.
The weighted average remaining contractual life on all options outstanding as of December 31, 2010 is 13.9 years. 3,287,639 of share options had exercise prices between  $10.06 and  $10.30; 53,004 of share options had exercise prices between  $13.15 and  $13.74; 496,534 of share options had exercise prices between  $24.38 and  $25.10.
During the years ended December 31, 2010, 2009, and 2008 we recognized  $1.3 million,  $1.3 million, and  $372,000 of net compensation expense related to outstanding stock options.
Restricted Stock Awards
Restricted stock is granted to Company employees, officers, consultants, and directors. The restricted stock is valued on the grant date based upon the market price of UDR common stock on the date of grant. Compensation expense is recorded over the vesting period, which is generally three to four years. Restricted stock earn dividends payable in cash until the earlier of the date of the underlying restricted stock is exercised or the expiration of the underlying restricted stock award. Some of the restricted stock is performance based and is adjusted based on the Company’s performance. For the years ended December 31, 2010, 2009 and 2008, we recognized  $12.2 million,  $7.6 million, and  $7.0 million of compensation expense related to the amortization of restricted stock, respectively. As of December 31, 2010, the Company had issued 2,750,363 shares of restricted stock under the LTIP. The total remaining compensation cost on unvested restricted stock awards was  $14.0 million and has a weighted average remaining contractual life of 2.0 years as of December 31, 2010.
Profit Sharing Plan
Our profit sharing plan (the “Plan”) is a defined contribution plan covering all eligible full-time employees. Under the Plan, UDR makes discretionary profit sharing and matching contributions to the Plan as determined by the Compensation Committee of the Board of Directors. Aggregate provisions for contributions, both matching and discretionary, which are included in UDR’s Consolidated Statements of Operations for the three years ended December 31, 2010, 2009, and 2008 were  $0.7 million,  $0.7 million, and  $0.9 million, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES
10. INCOME TAXES
For 2010, 2009, and 2008, UDR believes that we have complied with the REIT requirements specified in the Code. As such the REIT would generally not be subject to federal income taxes.
The following table reconciles UDR’s net income to REIT taxable income for the three years ended December 31, (dollars in thousands):

	December 31,
	2010	2009	2008

Net (loss)/income attributable to common stockholders	$(112,362)	$(95,858)	$688,708
Book to tax differences
Elimination of TRS loss	43,206	49,012	44,436
Depreciation and amortization	75,109	50,745	52,662
Disposition of properties	2,102	103,296	(449,599)
Revenue recognition	(3,722)	161	(1,897)
Operating expense	(7,353)	(5,285)	(19,197)
Other adjustments	9,488	7,893	50,609

REIT taxable income before dividends	$6,468	$109,964	$365,722

Dividend paid deduction	$95,072	$109,964	$365,722

For income tax purposes, distributions paid to common stockholders may consist of ordinary income, qualified dividends, capital gains, unrecaptured section 1250 gains, return of capital, or a combination thereof. Distributions that exceed our current and accumulated earnings and profits constitute a return of capital rather than taxable income and reduce the stockholder’s basis in their common shares. To the extent that a distribution exceeds both current and accumulated earnings and profits and the stockholder’s basis in the common shares, it generally will be treated as a gain from the sale or exchange of that stockholder’s common shares. For the three years ended December 31, 2010, taxable distributions paid per common share were taxable as follows:

	December 31,
	2010	2009	2008

Ordinary income	$0.69	$0.08	$0.20
Long-term capital gain	0.03	0.54	1.82
Unrecapture section 1250 gain	0.01	0.05	0.59

	$0.73	$0.67	$2.61

We have Taxable REIT Subsidiaries (“TRS”) that are subject to state and federal income taxes. A TRS is a C-corporation which has not elected REIT status and as such is subject to United States Federal and state income tax. The components of the provision for income taxes for the three years ended December 31, are as follows (dollars in thousands):

	December 31,
	2010	2009	2008

Income tax (benefit)/expense
Current
Federal	$(3,510)	$(11,925)	$2,421
State	977	(2,573)	(1,873)

Total current	(2,533)	(14,498)	548

Deferred
Federal	119	12,030	(10,504)
State	(119)	2,779	83

Total deferred	—	14,809	(10,421)

Total income tax (benefit)/expense	$(2,533)	$311	$(9,873)

Deferred income taxes are provided for the change in temporary differences between the basis of certain assets and liabilities for financial reporting purposes and income tax reporting purposes. The expected future tax rates are based upon enacted tax laws. The components of our TRS deferred tax assets and liabilities are as follows for the three years ended December 31, (dollars in thousands):

	2010	2009	2008
Deferred tax assets:
Federal and state tax attributes	$33,053	$20,239	$21,123
Book/tax depreciation	9,708	3,946	3,851
Construction capitalization differences	5,235	3,045	468
Investment in partnerships	3,346	4,711	—
Debt and interest deductions	10,784	8,175	12,262
Other	586	285	270

Total deferred tax assets	62,712	40,401	37,974
Valuation allowance	(55,516)	(33,554)	(15,304)

Net deferred income tax assets	7,196	6,847	22,670

Deferred tax liabilities
Investment in partnerships	—	—	(177)
Other	(640)	(291)	(1,149)

Total deferred tax liabilities	(640)	(291)	(1,326)

Net deferred tax asset	$6,556	$6,556	$21,344

Income tax (benefit) or expense differed from the amounts computed by applying the U.S. statutory rate of 35% to pretax income or (loss) for the three years ended December 31, 2010, as follows (dollars in thousands):

	December 31,
	2010	2009	2008

Income tax (benefit)/expense
U.S. federal income tax benefit	$(16,006)	$(17,042)	$(19,019)
State income tax (net of federal benefit)	19	(1,391)	(1,991)
Other items	(5,100)	1,260	1
Valuation allowance	18,554	17,484	11,136

Total income tax (benefit)/expense	$(2,533)	$311	$(9,873)

Classification of income tax (benefit)/expense
Continuing operations	$(2,533)	$311	$(9,713)
Discontinued operations	—	—	(160)
As of December 31, 2010, the Company through our TRS had federal net loss carryovers (“NOL”) of approximately  $81.4 million. Of the total NOL,  $20.5 million will be expiring in 2028,  $30.0 million expiring in 2029 and the remaining  $30.9 million expiring in 2030. As of December 31, 2010, the TRS had state NOL of approximately  $92.0 million, of which approximately  $1.8 million begins to expire in 2012 with the remainder expiring in 2020 through 2030. As of December 31, 2010, the Company had a valuation allowance of  $55.5 million against 100% of its deferred tax assets and 78% of its federal net operating losses. During the year ended December 31, 2010, the Company had a net change of  $21.9 million in the valuation allowance.
FASB ASC 740, Income Taxes (“Topic 740”) (formerly FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes-An Interpretation of FASB Statement No. 109”) defines a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Topic 740 requires the financial statements reflect expected future tax consequences of income tax positions presuming the taxing authorities’ full knowledge of the tax position and all relevant facts, but without considering time values. Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure and transition.
The Company evaluates our tax position using a two-step process. First, we determine whether a tax position is more likely than not (greater than 50 percent probability) to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Then the Company will determine the amount of benefit to recognize and record the amount of the benefit that is more likely than not to be realized upon ultimate settlement. When applicable, UDR recognizes interest and/or penalties related to uncertain tax positions in income tax expense. As of December 31, 2008, we reduced our recognized tax benefits as a result of a change in measurement of certain items. As of December 31, 2010 and 2009, UDR does not believe we have any unrecognized tax benefits.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties is as follows (dollars in thousands):

	December 31,
	2010	2009	2008

Balance at beginning of year	$—	$—	$415
Reductions for tax positions of prior years	—	—	(415)

Balance at end of year	$—	$—	$—

The total amount of unrecognized tax benefits that, if recognized would affect the effective rate is  $0. We do not currently believe the unrecognized tax benefits will change significantly within the next 12 months.
We recognize interest and penalties accrued related to unrecognized tax benefits as a component of the provision for income taxes. During the year ended December 31, 2010, the Company recognized  $0 in interest and penalties. As of December 31, 2010 and 2009, UDR had  $0 of interest and penalties accrued, respectively.
The Company files income tax returns in federal and various state jurisdictions. With few exceptions, the Company is no longer subject to federal, state and local income tax examination by tax authorities for years prior to 2007.

Noncontrolling Interests	12 Months Ended
Dec. 31, 2010
Noncontrolling Interests [Abstract]
NONCONTROLLING INTERESTS
11. NONCONTROLLING INTERESTS
Redeemable noncontrolling interests in operating partnerships
Interests in operating partnerships held by limited partners are represented by operating partnership units (“OP Units”). The income is allocated to holders of OP Units based upon net income attributable to common stockholders and the weighted average number of OP Units outstanding to total common shares plus OP Units outstanding during the period. Capital contributions, distributions, and profits and losses are allocated to non-controlling interests in accordance with the terms of the individual partnership agreements.
Limited partners have the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the limited partner at a redemption price equal to and in the form of the Cash Amount [as defined in the limited partnership agreement of the Operating Partnership (the “Partnership Agreement”)], provided that such OP Units have been outstanding for at least one year. UDR, as the general partner of the Operating Partnership may, in its sole discretion, purchase the OP Units by paying to the limited partner either the Cash Amount or the REIT Share Amount (generally one share of common stock of the Company for each OP Unit), as defined in the Partnership Agreement. Accordingly, the Company records the OP Units outside of permanent equity and reports the OP Units at their redemption value using the Company’s stock price at each balance sheet date.
The following table sets forth redeemable noncontrolling interests in the Operating Partnership for the following periods (dollars in thousands):

	Years Ended December 31,
	2010	2009
Beginning redeemable noncontrolling interests in the OP	$98,758	$108,092
Mark to market adjustment to redeemable noncontrolling interests in the OP	48,236	15,519
Conversion of OP Units to Common Stock	(18,429)	(21,117)
Forfeitures of Out-Performance Partnership Shares	—	(1,458)
Repurchase of OP units from redeemable noncontrolling interests	(327)	—
Net loss attributable to redeemable noncontrolling interests in the OP	(3,835)	(4,282)
Distributions to redeemable noncontrolling interests in the OP	(5,228)	(6,081)
Issuance of OP Units through Special Dividend	—	7,297
Allocation of other comprehensive (loss)/income	(118)	788

Ending redeemable noncontrolling interests in the OP	$119,057	$98,758

The following sets forth net loss attributable to common stockholders and transfers from redeemable noncontrolling interests in the Operating Partnership for the following periods (dollars in thousands):

	Years Ended December 31,
	2010	2009	2008
Net (loss)/income attributable to common stockholders	$(112,362)	$(95,858)	$688,708
Conversion of OP units to UDR Common Stock	18,429	21,117	12,175

Change in equity from net (loss)/income attributable to common stockholders and conversion of OP units to UDR Common Stock	$(93,933)	$(74,741)	$700,883

Non-controlling interests
Non-controlling interests represent interests of unrelated partners in certain consolidated affiliates, and is presented as part of equity in the Consolidated Balance Sheets since these interests are not redeemable into any other ownership interests of the Company. During the years ended December 31, 2010, 2009, and 2008, net income attributable to non-controlling interests was  $146,000;  $191,000 and  $202,000, respectively.

Fair Value of Derivatives and Financial Instruments	12 Months Ended
Dec. 31, 2010
Fair Value of Derivatives and Financial Instruments [Abstract]
FAIR VALUE OF DERIVATIVES AND FINANCIAL INSTRUMENTS
12. FAIR VALUE OF DERIVATIVES AND FINANCIAL INSTRUMENTS
Fair value is based on the price that would be received to sell an asset or the exit price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level valuation hierarchy prioritizes observable and unobservable inputs used to measure fair value. The fair value hierarchy consists of three broad levels, which are described below:
•	Level 1 — Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.
•
Level 2 — Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

•
Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

The estimated fair values of the Company’s financial instruments either recorded or disclosed on a recurring basis as of December 31, 2010 and 2009 are summarized as follows (dollars in thousands):

		Fair Value at December 31, 2010 Using
		Quoted Prices in
		Active Markets	Significant
		for Identical	Other	Significant
		Assets or	Observable	Unobservable
		Liabilities	Inputs	Inputs
	December 31, 2010	(Level 1)	(Level 2)	(Level 3)
Description:

Available-for-sale equity securities	$3,866	$3,866	$—	$—
Derivatives- Interest rate contracts (c)	514	—	514	—

Total assets	$4,380	$3,866	$514	$—

Derivatives- Interest rate contracts (c)	$6,597	$—	$6,597	$—
Contingent purchase consideration (d)	5,402	—	—	5,402
Secured debt instruments- fixed rate: (a)
Mortgage notes payable	306,515	—	—	306,515
Tax-exempt secured notes payable	13,885	—	—	13,885
Fannie Mae credit facilities	927,413	—	—	927,413
Secured debt instruments- variable rate: (a)
Mortgage notes payable	405,641	—	—	405,641
Tax-exempt secured notes payable	94,700	—	—	94,700
Fannie Mae credit facilities	260,450	—	—	260,450
Unsecured debt instruments: (b)
Commercial bank	31,750	—	—	31,750
Senior Unsecured Notes	1,625,492	264,849	—	1,360,643

Total liabilities	$3,677,845	$264,849	$6,597	$3,406,399

		Fair Value at December 31, 2009 Using
		Quoted Prices in
		Active Markets	Significant
		for Identical	Other	Significant
		Assets or	Observable	Unobservable
		Liabilities	Inputs	Inputs
	December 31, 2009	(Level 1)	(Level 2)	(Level 3)

Description:

Available-for-sale debt securities- Corporate debt	$37,650	$37,650	$—	$—
Derivatives- Interest rate contracts (c)	2,294	—	2,294	—

Total assets	$39,944	$37,650	$2,294	$—

Derivatives- Interest rate contracts (c)	$5,947	$—	$5,947	$—

Secured debt instruments- fixed rate: (a)
Mortgage notes payable	516,578	—	—	516,578
Tax-exempt secured notes payable	13,540	—	—	13,540
Fannie Mae credit facilities	952,468	—	—	952,468
Secured debt instruments- variable rate: (a)
Mortgage notes payable	243,810	—	—	243,810
Tax-exempt secured notes payable	27,000	—	—	27,000
Fannie Mae credit facilities	249,125	—	—	249,125
Unsecured debt instruments: (b)
Commercial bank	189,300	—	—	189,300
Senior Unsecured Notes	1,247,512	294,085	—	953,427

Total liabilities	$3,445,280	$294,085	$5,947	$3,145,248

(a)	See Note 6, Secured Debt

(b)	See Note 7, Unsecured Debt

(c)	See Note 10, Derivatives and Hedging Activity

(d)
As of March 31, 2010, the Company accrued a liability of  $6 million related to a contingent purchase consideration on one of its properties. The contingent consideration was determined based on the fair market value of the related asset which is estimated using Level 3 inputs utilized in a third party appraisal. The Company paid approximately  $635,000 of the liability in 2010.

Financial Instruments Carried at Fair Value
The fair values of the corporate debt securities and equity securities are determined by Level 1 inputs which utilize quoted prices in active markets where we have the ability to access values for identical assets.
The cost, gross unrealized gains and fair values of the Company’s investments at December 31, 2010 and 2009 are as follows (dollars in thousands):

	Corporate debt	Corporate debt	Total available-for-
	securities-U.S.	securities-U.S.	sale securities

As of December 31, 2010:

Cost (a)	$—	$374	$374
Gross unrealized gains	—	3,492	3,492

Estimated fair value (net carrying amount)	$—	$3,866	$3,866

As of December 31, 2009:		$—

Cost (a)	$33,066	$—	$33,066
Gross unrealized gains	4,584	—	4,584

Estimated fair value (net carrying amount)	$37,650	$—	$37,650

(a)	Amortized cost is presented for corporate debt securities.
Proceeds from the sale of available for sale securities during the year ended December 31, 2010 were  $39.5 million, resulting in gross realized gains of  $4.7 million. These gains are included in “Other income” in the Consolidated Statements of Operations.
The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. The fair values of interest rate options are determined using the market standard methodology of discounting the future expected cash receipts that would occur if variable interest rates rise above the strike rate of the caps. The variable interest rates used in the calculation of projected receipts on the cap are based on an expectation of future interest rates derived from observable market interest rate curves and volatilities.
The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. In adjusting the fair value of its derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.
Although the Company has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with its derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by itself and its counterparties. However, as of December 31, 2010 and 2009, the Company has assessed the significance of the impact of the credit valuation adjustments on the overall valuation of its derivative positions and has determined that the credit valuation adjustments are not significant to the overall valuation of its derivatives. As a result, the Company has determined that its derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.
We estimate the fair value of our Convertible Senior Unsecured Notes based on Level 1 inputs which utilize quoted prices in active markets where we have the ability to access value for identical liabilities.
Redeemable non-controlling interests in the Operating Partnership have a redemption feature and are marked to its redemption value. The redemption value is based on the fair value of the Company’s Common Stock at the redemption date, and therefore, is calculated based on the fair value of the Company’s Common Stock at the balance sheet date. Since the valuation is based on observable inputs such as quoted prices for similar instruments in active markets, redeemable non-controlling interests in the Operating Partnership are classified as Level 2.
Financial Instruments Not Carried at Fair Value
At December 31, 2010, the fair values of cash and cash equivalents, restricted cash, notes receivable, accounts receivable, prepaids, real estate taxes payable, accrued interest payable, security deposits and prepaid rent, distributions payable and accounts payable approximated their carrying values because of the short term nature of these instruments. The estimated fair values of other financial instruments were determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessary to interpret market data and develop estimated fair values. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company would realize on the disposition of the financial instruments. The use of different market assumptions or estimation methodologies may have a material effect on the estimated fair value amounts.
We estimate the fair value of our debt instruments by discounting the remaining cash flows of the debt instrument at a discount rate equal to the replacement market credit spread plus the corresponding treasury yields. Factors considered in determining a replacement market credit spread include general market conditions, borrower specific credit spreads, time remaining to maturity, loan-to-value ratios and collateral quality (Level 3).
We record impairment losses on long-lived assets used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by the future operation and disposition of those assets are less than the net book value of those assets. Our cash flow estimates are based upon historical results adjusted to reflect our best estimate of future market and operating conditions and our estimated holding periods. The net book value of impaired assets is reduced to fair value. Our estimates of fair value represent our best estimate based upon Level 3 inputs such as industry trends and reference to market rates and transactions.
We consider various factors to determine if a decrease in the value of the investment is other-than-temporary. These factors include, but are not limited to, age of the venture, our intent and ability to retain our investment in the entity, the financial condition and long-term prospects of the entity, and the relationships with the other joint venture partners and its lenders. Based on the significance of the unobservable inputs, we classify these fair value measurements within Level 3 of the valuation hierarchy. In 2009, we recognized a non-cash charge of  $16 million representing the other-than-temporary decline in fair values below the carrying values of two of our unconsolidated joint ventures. The Company did not recognize any other-than-temporary decrease in the value of its other investments in unconsolidated joint ventures during the years ended December 31, 2010 and 2009.
After determining an other-than-temporary decrease in the value of an equity method investment has occurred, we estimate the fair value of our investment by estimating the proceeds we would receive upon a hypothetical liquidation of the investment at the date of measurement. Inputs reflect management’s best estimate of what market participants would use in pricing the investment giving consideration to the terms of the joint venture agreement and the estimated discounted future cash flows to be generated from the underlying joint venture asset. The inputs and assumptions utilized to estimate the future cash flows of the underlying asset are based upon the Company’s evaluation of the economy, market trends, operating results, and other factors, including judgments regarding costs to complete any construction activities, lease up and occupancy rates, rental rates, inflation rates, capitalization rates utilized to estimate the projected cash flows at the disposition, and discount rates.

Derivatives and Hedging Activity	12 Months Ended
Dec. 31, 2010
Derivatives and Hedging Activity [Abstract]
DERIVATIVES AND HEDGING ACTIVITY
13. DERIVATIVES AND HEDGING ACTIVITY
Risk Management Objective of Using Derivatives
The Company is exposed to certain risk arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company manages economic risks, including interest rate, liquidity, and credit risk primarily by managing the amount, sources, and duration of its debt funding and the use of derivative financial instruments. Specifically, the Company may enter into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the value of which are determined by interest rates. The Company’s derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company’s known or expected cash receipts and its known or expected cash payments principally related to the Company’s investments and borrowings.
Cash Flow Hedges of Interest Rate Risk
The Company’s objectives in using interest rate derivatives are to add stability to interest expense and to manage its exposure to interest rate movements. To accomplish this objective, the Company primarily uses interest rate swaps and caps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount. Interest rate caps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty if interest rates rise above the strike rate on the contract in exchange for an up front premium.
The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in “Accumulated Other Comprehensive Income/(Loss)” and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. During the years ended December 31, 2010 and 2009, such derivatives were used to hedge the variable cash flows associated with existing variable-rate debt. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings. During the years ended December 31, 2010 and 2009, the Company recorded less than a  $1,000 loss of ineffectiveness in earnings attributable to reset date and index mismatches between the derivative and the hedged item, and the fair value of interest rate swaps that were not zero at inception of the hedging relationship.
Amounts reported in “Accumulated Other Comprehensive Income/(Loss)” related to derivatives will be reclassified to interest expense as interest payments are made on the Company’s variable-rate debt. Through December 31, 2011, the Company estimates that an additional  $6.7 million will be reclassified as an increase to interest expense.
As of December 31, 2010, the Company had the following outstanding interest rate derivatives that were designated as cash flow hedges of interest rate risk (dollar amounts in thousands):

	Number of
Interest Rate Derivative	Instruments	Notional
Interest rate swaps	15	$455,287

Interest rate caps	3	$137,004
Derivatives not designated as hedges are not speculative and are used to manage the Company’s exposure to interest rate movements and other identified risks but do not meet the strict hedge accounting requirements of FASB ASC 815, Derivatives and Hedging (formerly SFAS 133, “Accounting for Derivative Instruments and Hedging Activities”) (“Topic 815”). Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings and resulted in a loss of  $991,000 for the year ended December 31, 2010, and a gain of  $593,000 for the year ended December 31, 2009. As of December 31, 2010, the Company had the following outstanding derivatives that were not designated as hedges in qualifying hedging relationships (dollar amounts in thousands):

	Number of
Product	Instruments	Notional
Interest rate caps	5	$309,984
Tabular Disclosure of Fair Values of Derivative Instruments on the Balance Sheet
The table below presents the fair value of the Company’s derivative financial instruments as well as their classification on the Consolidated Balance Sheets as of December 31, 2010.

	Asset Derivatives			Liability Derivatives
		Fair Value at:			Fair Value at:
	Balance	December 31,	December 31,	Balance	December 31,	December 31,
	Sheet Location	2010	2009	Sheet Location	2010	2009

Derivatives designated as hedging instruments:

Interest Rate Products	Other Assets	$243	$1,348	Other Liabilities	$6,597	$5,282

Total		$243	$1,348		$6,597	$5,282

Derivatives not designated as hedging instruments:

Interest Rate Products	Other Assets	$271	$946	Other Liabilities	$—	$665

Total		$271	$946		$—	$665

Tabular Disclosure of the Effect of Derivative Instruments on the Consolidated Statements of Operations
The tables below present the effect of the Company’s derivative financial instruments on the Consolidated Statements of Operations for the years ended December 31, 2010 and 2009 (dollar amounts in thousands):

						Location of Loss
						Recognized in Income
			Location of Loss			on Derivative
Derivatives in Topic			Reclassified from			(Ineffective Portion	Amount of Gain or (Loss) Recognized in
815 Cash Flow			Accumulated OCI	Amount of Gain or (Loss) Reclassified		and Amount Excluded	Income on Derivative (Ineffective
Hedging	Amount of Gain or (Loss) Recognized in		into Income (Effective	from Accumulated OCI into Income		from Effectiveness	Portion and Amount Excluded from
Relationships	OCI on Derivative (Effective Portion)		Portion)	(Effective Portion)		Testing)	Effectiveness Testing)
	December 31,	December 31,		December 31,	December 31,		December 31,	December 31,
	2010	2009		2010	2009		2010	2009

Interest Rate Products	$(9,273)	$(3,949)	Interest expense	$(6,777)	$(12,082)	Other expense	$(1)	$—

Total	$(9,273)	$(3,949)		$(6,777)	$(12,082)		$(1)	$—

Derivatives Not Designated as	Location of Gain or (Loss)
Hedging Instruments Under	Recognized in Income on	Amount of Gain Recognized in Income on
Topic 815	Derivative	Derivative
		December 31,	December 31,
		2010	2009

Interest Rate Products	Other income / (expense)	$(991)	$593

Total		$(991)	$593

Credit-risk-related Contingent Features
The Company has agreements with some of its derivative counterparties that contain a provision where (1) if the Company defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, then the Company could also be declared in default on its derivative obligations; or (2) the Company could be declared in default on its derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to the Company’s default on the indebtedness.
Certain of the Company’s agreements with its derivative counterparties contain provisions where if there is a change in the Company’s financial condition that materially changes the Company’s creditworthiness in an adverse manner, the Company may be required to fully collateralize its obligations under the derivative instrument.
The Company also has an agreement with a derivative counterparty that incorporates the loan and financial covenant provisions of the Company’s indebtedness with a lender affiliate of the derivative counterparty. Failure to comply with these covenant provisions would result in the Company being in default on any derivative instrument obligations covered by the agreement.
As of December 31, 2010, the fair value of derivatives in a net liability position, which includes accrued interest but excludes any adjustment for nonperformance risk, related to these agreements was  $7.1 million. As of December 31, 2010, the Company has not posted any collateral related to these agreements. If the Company had breached any of these provisions at December 31, 2010, it would have been required to settle its obligations under the agreements at their termination value of  $7.1 million.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
14. COMMITMENTS AND CONTINGENCIES
Commitments
Real Estate Under Development
The Company is committed to completing our real estate projects under development. As of December 31, 2010, the Company had four wholly owned properties under development with estimated costs of  $338.9 million of which  $97.9 million was incurred to date.
Ground and Other Leases
UDR owns five communities which are subject to ground leases expiring between 2019 and 2072. In addition, UDR is party to various operating leases related to office space rented by the Company with expiration dates though 2016. The leases are accounted for in accordance with FASB ASC 840, Leases. Future minimum lease payments as of December 31, 2010 are as follows (dollars in thousands):

	Ground	Office
	Leases (a)	Space

2011	$4,557	$671
2012	4,557	423
2013	4,557	441
2014	4,557	460
2015	4,557	479
Thereafter	294,866	50

	$317,651	$2,524

(a)
For purposes of our ground lease contracts, the Company uses the minimum lease payment, if stated in the agreement. For ground lease agreements where there is a reset provision based on the communities appraised value or consumer price index but does not included a specified minimum lease payment, the Company uses the current rent over the remainder of the lease term.

UDR incurred  $4.8 million,  $5.0 million, and  $4.1 million of ground rent expense for the years ended December 31, 2010, 2009, and 2008, respectively. The Company incurred  $1.1 million,  $2.0 million, and  $1.4 million of rent expense related to office space for the years ended December 31, 2010, 2009, and 2008, respectively.
Contingencies
Litigation and Legal Matters
UDR is subject to various legal proceedings and claims arising in the ordinary course of business. UDR cannot determine the ultimate liability with respect to such legal proceedings and claims at this time. UDR believes that such liability, to the extent not provided for through insurance or otherwise, will not have a material adverse effect on our financial condition, results of operations or cash flow.

Reportable Segments	12 Months Ended
Dec. 31, 2010
Reportable Segments [Abstract]
REPORTABLE SEGMENTS
15. REPORTABLE SEGMENTS
FASB ASC Topic 280, Segment Reporting (formerly SFAS 131, “Disclosures about Segments of an Enterprise and Related Information”) (“Topic 280”), requires that segment disclosures present the measure(s) used by the chief operating decision maker to decide how to allocate resources and for purposes of assessing such segments’ performance. UDR’s chief operating decision maker is comprised of several members of its executive management team who use several generally accepted industry financial measures to assess the performance of the business for our reportable operating segments.
UDR owns and operates multifamily apartment communities throughout the United States that generate rental and other property related income through the leasing of apartment homes to a diverse base of tenants. The primary financial measures for UDR’s apartment communities are rental income and net operating income (“NOI”). Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. NOI is defined as total revenues less direct property operating expenses. UDR’s chief operating decision maker utilizes NOI as the key measure of segment profit or loss.
UDR’s two reportable segments are same communities and non-mature/other communities:
•
Same store communities represent those communities acquired, developed, and stabilized prior to January 1, 2009, and held as of December 31, 2010. A comparison of operating results from the prior year is meaningful as these communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year. A community is considered to have stabilized occupancy once it achieves 90% occupancy for at least three consecutive months.

•
Non-mature/other communities represent those communities that were acquired or developed in 2008, 2009 or 2010, sold properties, redevelopment properties, properties classified as real estate held for disposition, condominium conversion properties, joint venture properties, properties managed by third parties, and the non-apartment components of mixed use properties.

Management evaluates the performance of each of our apartment communities on a same community and non-mature/other basis, as well as individually and geographically. This is consistent with the aggregation criteria of Topic 280 as each of our apartment communities generally has similar economic characteristics, facilities, services, and tenants. Therefore, the Company’s reportable segments have been aggregated by geography in a manner identical to that which is provided to the chief operating decision maker.
All revenues are from external customers and no single tenant or related group of tenants contributed 10% or more of UDR’s total revenues during the three years ended December 31, 2010, 2009, or 2008.
The accounting policies applicable to the operating segments described above are the same as those described in Note 2, Significant Accounting Policies. The following table details rental income and NOI for UDR’s reportable segments for the years ended December 31, 2010, 2009, and 2008, and reconciles NOI to (loss)/income from continuing operations per the consolidated statement of operations (dollars in thousands):

	December 31,
	2010	2009	2008
Reportable apartment home segment rental income
Same Communities
Western Region	$201,531	$207,460	$202,222
Mid-Atlantic Region	153,468	150,849	141,232
Southeastern Region	115,664	116,976	119,569
Southwestern Region	45,420	45,416	39,206
Non-Mature communities/Other	117,785	82,198	100,776

Total segment and consolidated rental income	$633,868	$602,899	$603,005

Reportable apartment home segment NOI
Same Communities
Western Region	$137,609	$145,697	$142,225
Mid-Atlantic Region	104,909	103,022	95,781
Southeastern Region	72,597	73,095	74,643
Southwestern Region	26,169	25,629	22,373
Non-Mature communities/Other	69,780	51,017	61,964

Total segment and consolidated NOI	411,064	398,460	396,986

Reconciling items:
Non-property income	14,347	12,363	27,190
Property management	(17,432)	(16,581)	(16,583)
Other operating expenses	(5,848)	(6,488)	(4,569)
Depreciation and amortization	(303,446)	(278,391)	(251,984)
Interest, net	(150,796)	(142,152)	(145,630)
General and administrative	(42,710)	(39,344)	(38,776)
Severance costs and other restructuring charges	(6,803)	—	(653)
Other depreciation and amortization	(4,843)	(5,161)	(4,866)
Loss from unconsolidated entities	(4,204)	(18,665)	(3,612)
Redeemable non-controlling interests in OP	3,835	4,282	(45,875)
Non-controlling interests	(146)	(191)	(202)
Gain on consolidation of joint ventures	—	1,912	—
Net gain on the sale of depreciable property	4,083	2,424	786,364

Net (loss)/income attributable to UDR, Inc.	$(102,899)	$(87,532)	$697,790

Included within non-property income as other income for the year ended December 31, 2008 is net revenue of  $2.9 million for insurance related recoveries owed from one of the Company’s joint ventures as a result of Hurricane Ike.
The following table details the assets of UDR’s reportable segments for the years ended December 31, 2010 and 2009 (dollars in thousands):

	December 31,
	2010	2009

Reportable apartment home segment assets
Same Communities
Western Region	$2,135,055	$2,120,944
Mid-Atlantic Region	1,274,669	1,263,755
Southeastern Region	924,481	911,973
Southwestern Region	423,737	418,303
Non-Mature communities/Other	2,123,405	1,600,072

Total segment assets	6,881,347	6,315,047
Accumulated depreciation	(1,638,326)	(1,351,293)

Total segment assets — net book value	5,243,021	4,963,754

Reconciling items:
Cash and cash equivalents	9,486	5,985
Marketable securities	3,866	37,650
Restricted cash	15,447	8,879
Deferred financing costs, net	27,267	26,601
Notes receivable	7,800	7,800
Investment in unconsolidated joint ventures	148,057	14,126
Other assets	74,596	67,822

Total consolidated assets	$5,529,540	$5,132,617

Capital expenditures related to our same communities totaled  $43.6 million,  $49.7 million, and  $75.5 million for the three years ended December 31, 2010, 2009, and 2008, respectively. Capital expenditures related to our non-mature/other communities totaled  $5.0 million,  $6.6 million, and  $8.2 million for the three years ended December 31, 2010, 2009, and 2008, respectively.
Markets included in the above geographic segments are as follows:
i.	Western — Orange County, San Francisco, Monterey Peninsula, Los Angeles, Seattle, San Diego, Inland Empire, Sacramento and Portland

ii.	Mid-Atlantic — Metropolitan DC, Baltimore, Richmond, Norfolk, and Other Mid-Atlantic

iii.	Southeastern — Tampa, Orlando, Nashville, Jacksonville, and Other Florida

iv.	Southwestern — Dallas, Phoenix, Austin, and Houston

Restructuring Charges	12 Months Ended
Dec. 31, 2010
Restructuring Charges [Abstract]
RESTRUCTURING CHARGES
16. RESTRUCTURING CHARGES
As of December 31, 2010, UDR decided to consolidate corporate operations and centralize job functions to its Highlands Ranch, Colorado headquarters from its Richmond, Virginia office. During the fourth quarter of 2010, the Company recorded a severance charge of  $6.8 million, which includes costs related to these activities in addition to severance related to the retirement of an executive officer of the Company. These costs are reported in the Consolidated Statements of Operations within the line item “Severance costs and other restructuring charges”.
As of December 31, 2008, UDR restructured our operations resulting in a severance related charge of  $653,000 reported in the Consolidated Statements of Operations within the line item “Severance costs and other restructuring charges”. The Company incurred this charge as a result of the restructuring and consolidating positions.

Unaudited Summarized Consolidated Quarterly Financial Data	12 Months Ended
Dec. 31, 2010
Unaudited Summarized Consolidated Quarterly Financial Data [Abstract]
UNAUDITED SUMMARIZED CONSOLIDATED QUARTERLY FINANCIAL DATA
17. UNAUDITED SUMMARIZED CONSOLIDATED QUARTERLY FINANCIAL DATA
Selected consolidated quarterly financial data for the years ended December 31, 2010 and 2009 is summarized in the table below (dollars in thousands, except per share amounts):

	Three months ended
	March 31,	June 30,	September 30,	December 31,
2010

Rental income (a)	$144,324	$146,647	$153,120	$161,204
Loss from continuing operations	(27,356)	(28,501)	(28,913)	(29,945)
Income from discontinued operations	2,330	861	4,308	628
Net loss attributable to common stockholders	(26,435)	(28,968)	(26,134)	(30,825)

Loss per share (b)
Basic and diluted	$(0.17)	$(0.18)	$(0.16)	$(0.17)

2009

Rental income (a)	$143,889	$145,144	$143,394	$142,915
Loss from continuing operations	(13,251)	(14,770)	(39,915)	(25,481)
(Loss)/income from discontinued operations	(172)	2,110	160	(304)
Net loss attributable to common stockholders	(15,429)	(14,858)	(40,776)	(24,795)

Loss per share (b)
Basic and diluted	$(0.11)	$(0.10)	$(0.27)	$(0.16)

(a)	Represents rental income from continuing operations, excluding amounts classified as discontinued operations.

(b)	Quarterly earnings per common share amounts may not total to the annual amounts due to rounding.

Schedule III Real Estate Owned	12 Months Ended
Dec. 31, 2010
Real Estate Owned [Abstract]
REAL ESTATE OWNED
UDR, INC.
SCHEDULE III — REAL ESTATE OWNED
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands)

					Cost of
					Improvements	Gross Amount at Which
		Initial Costs		Total	Capitalized	Carried at Close of Period
		Land and	Buildings	Initial	Subsequent	Land and	Buildings &	Total
		Land	and	Acquisition	to Acquisition	Land	Buildings	Carrying	Accumulated	Date of	Date
	Encumbrances	Improvements	Improvements	Costs	Costs	Improvements	Improvements	Value	Depreciation	Construction (a)	Acquired

WESTERN REGION
Harbor at Mesa Verde	$47,091	20,477	28,538	49,015	$10,872	$20,716	$39,171	$59,887	$18,028	2003	Jun-03
Pine Brook Village	18,270	2,582	25,504	28,086	4,480	3,841	28,725	32,566	12,393	1979	Jun-03
Pacific Shores	19,145	7,345	22,624	29,969	7,200	7,477	29,692	37,169	13,220	2003	Jun-03
Huntington Vista	31,274	8,055	22,486	30,541	5,863	8,238	28,166	36,404	12,670	1970	Jun-03
Missions at Back Bay	11,326	229	14,129	14,358	1,648	10,727	5,279	16,006	2,523	1969	Dec-03
Huntington Villas	55,752	61,535	18,017	79,552	4,624	61,819	22,357	84,176	9,274	1972	Sep-04
Vista Del Rey	12,659	10,670	7,080	17,750	1,465	10,776	8,439	19,215	3,514	1969	Sep-04
Foxborough	—	12,071	6,187	18,258	2,003	12,139	8,122	20,261	3,035	1969	Sep-04
Coronado at Newport — North	49,766	62,516	46,082	108,598	14,632	63,244	59,986	123,230	24,367	2000	Oct-04
Villa Venetia	—	70,825	24,179	95,004	4,769	70,938	28,835	99,773	11,484	1972	Oct-04
The Arboretum (c)	—	29,563	14,283	43,846	4,843	29,685	19,004	48,689	7,843	1970	Oct-04
Coronado South	103,525	58,785	50,067	108,852	11,106	59,002	60,956	119,958	23,819	2000	Mar-05
Pine Brook Village II	—	25,922	60,961	86,883	1,141	25,924	62,100	88,024	9,498	1975	May-08
1818 Platinum Triangle	—	16,663	51,905	68,568	26	16,663	51,931	68,594	1,161	2009	Aug-10
ORANGE COUNTY, CA	348,808	387,238	392,042	779,280	74,672	401,189	452,763	853,952	152,829
2000 Post Street	—	9,861	44,578	54,439	6,574	10,158	50,855	61,013	17,723	1987	Dec-98
Birch Creek	—	4,365	16,696	21,061	5,010	4,991	21,080	26,071	9,758	1968	Dec-98
Highlands Of Marin	—	5,996	24,868	30,864	26,113	6,972	50,005	56,977	13,800	1991	Dec-98
Marina Playa	—	6,224	23,916	30,140	7,242	6,727	30,655	37,382	13,618	1971	Dec-98
2000 Post III	—	1,756	7,753	9,509	2,983	3,290	9,202	12,492	2,999	2006	Dec-98
Crossroads Apartments	—	4,811	10,170	14,981	3,396	5,024	13,353	18,377	5,763	1986	Jul-04
River Terrace	33,130	22,161	40,137	62,298	1,604	22,250	41,652	63,902	13,429	2005	Aug-05
Bay Terrace	—	8,545	14,458	23,003	1,596	8,549	16,050	24,599	4,868	1962	Oct-05
CitySouth	—	14,031	30,537	44,568	14,981	14,033	45,516	59,549	10,321	1972	Nov-05
Highlands of Marin Phase II	—	5,353	18,559	23,912	9,696	5,706	27,902	33,608	4,559	1968	Oct-07
Edgewater	45,106	30,657	83,872	114,529	1,551	30,663	85,417	116,080	13,843	2007	Mar-08
Almaden Lake Village	27,000	594	42,515	43,109	1,864	622	44,351	44,973	6,555	1999	Jul-08
SAN FRANCISCO, CA	105,236	114,354	358,059	472,413	82,610	118,985	436,038	555,023	117,236
The Crest (c)	55,602	21,953	67,809	89,762	6,708	22,136	74,334	96,470	28,264	1989	Sep-04
Rosebeach	—	8,414	17,449	25,863	1,754	8,462	19,155	27,617	7,294	1970	Sep-04
The Villas @ San Dimas (c)	—	8,181	16,735	24,916	2,221	8,241	18,896	27,137	7,413	1981	Oct-04
The Villas at Bonita (c)	—	4,499	11,699	16,198	771	4,536	12,433	16,969	4,671	1981	Oct-04
Ocean Villas	8,896	5,135	12,789	17,924	1,092	5,205	13,811	19,016	5,036	1965	Oct-04
Pine@Sixth	—	5,805	6,305	12,110	12,306	6,238	18,178	24,416	9,704	2008	Aug-06
Jefferson at Marina del Rey	100,000	55,651	—	55,651	87,751	61,125	82,277	143,402	9,892	2008	Sep-07
Tierra Del Rey	—	39,586	36,679	76,265	1,610	39,589	38,286	77,875	6,976	1999	Dec-07
Marina Pointe	67,700	48,182	102,364	150,546	105	48,186	102,465	150,651	—	1993	Sep-10
LOS ANGELES, CA	232,198	197,406	271,829	469,235	114,318	203,718	379,835	583,553	79,250
Arbor Terrace	9,682	1,453	11,995	13,448	2,518	1,732	14,234	15,966	6,797	1996	Mar-98
Aspen Creek	10,819	1,178	9,116	10,294	1,788	1,411	10,671	12,082	4,529	1996	Dec-98
Crowne Pointe	8,229	2,486	6,437	8,923	3,961	2,737	10,147	12,884	5,014	1987	Dec-98
Hilltop	7,607	2,174	7,408	9,582	2,971	2,635	9,918	12,553	4,561	1985	Dec-98
The Hawthorne	—	6,474	30,226	36,700	1,613	6,511	31,802	38,313	10,559	2003	Jul-05
The Kennedy	17,941	6,179	22,307	28,486	913	6,212	23,187	29,399	7,026	2005	Nov-05
Borgata	—	6,379	24,569	30,948	200	6,384	24,764	31,148	5,214	2001	May-07
Hearthstone at Merrill Creek	—	6,848	30,922	37,770	1,507	6,859	32,418	39,277	5,099	2000	May-08
Island Square	—	21,284	89,389	110,673	2,167	21,331	91,509	112,840	13,022	2007	Jul-08
989elements	—	8,541	45,990	54,531	358	8,507	46,382	54,889	2,666	2006	Dec-09
elements too	—	27,468	72,036	99,504	6,806	29,649	76,661	106,310	6,844	2010	Feb-10
SEATTLE, WA	54,278	90,464	350,395	440,859	24,802	93,968	371,693	465,661	71,331
Rancho Vallecitos (c)	—	3,303	10,877	14,180	5,040	3,774	15,446	19,220	10,030	1988	Oct-99
Presidio at Rancho Del Oro	13,325	9,164	22,694	31,858	4,879	9,571	27,166	36,737	11,350	1987	Jun-04
Villas at Carlsbad	8,449	6,517	10,718	17,235	1,288	6,618	11,905	18,523	4,351	1966	Oct-04
Summit at Mission Bay	—	22,598	17,182	39,780	4,546	22,627	21,699	44,326	7,840	1953	Nov-04
Milazzo (c)	—	15,920	35,578	51,498	4,355	15,936	39,917	55,853	11,548	1986	May-06
SAN DIEGO, CA	21,774	57,502	97,049	154,551	20,108	58,526	116,133	174,659	45,119
Boronda Manor	—	1,946	8,982	10,928	8,210	3,099	16,039	19,138	6,056	1979	Dec-98
Garden Court	—	888	4,188	5,076	4,142	1,454	7,764	9,218	3,048	1973	Dec-98
Cambridge Court	—	3,039	12,883	15,922	12,804	5,131	23,595	28,726	9,345	1974	Dec-98
Laurel Tree	—	1,304	5,115	6,419	5,255	2,058	9,616	11,674	3,715	1977	Dec-98
The Pointe At Harden Ranch	—	6,388	23,854	30,242	22,990	9,731	43,501	53,232	16,496	1986	Dec-98
The Pointe At Northridge	—	2,044	8,028	10,072	8,980	3,190	15,862	19,052	6,269	1979	Dec-98
The Pointe At Westlake	—	1,329	5,334	6,663	4,942	2,106	9,499	11,605	3,604	1975	Dec-98
MONTEREY PENINSULA, CA	—	16,938	68,384	85,322	67,323	26,769	125,876	152,645	48,533
Verano at Rancho Cucamonga Town Square	54,308	13,557	3,645	17,202	51,947	22,898	46,251	69,149	18,494	2006	Oct-02
Windemere at Sycamore Highland	26,971	5,810	23,450	29,260	1,817	5,953	25,124	31,077	12,150	2001	Nov-02
Waterstone at Murrieta	—	10,598	34,703	45,301	4,749	10,858	39,192	50,050	15,894	1990	Nov-04
INLAND EMPIRE, CA	81,279	29,965	61,798	91,763	58,513	39,709	110,567	150,276	46,538
Foothills Tennis Village	15,629	3,618	14,542	18,160	5,277	3,958	19,479	23,437	9,740	1988	Dec-98
Woodlake Village	30,982	6,772	26,967	33,739	10,885	7,722	36,902	44,624	18,857	1979	Dec-98
SACRAMENTO, CA	46,611	10,390	41,509	51,899	16,162	11,680	56,381	68,061	28,597
Tualatin Heights	10,079	3,273	9,134	12,407	5,391	3,688	14,110	17,798	6,871	1989	Dec-98
Andover Park	15,938	2,916	16,995	19,911	6,257	3,102	23,066	26,168	9,794	1989	Sep-04
Hunt Club	17,020	6,014	14,870	20,884	4,693	6,281	19,296	25,577	8,265	1985	Sep-04
PORTLAND, OR	43,037	12,203	40,999	53,202	16,341	13,071	56,472	69,543	24,930

TOTAL WESTERN REGION	933,221	916,460	1,682,064	2,598,524	474,849	967,615	2,105,758	3,073,373	614,363

					Cost of
					Improvements	Gross Amount at Which
		Initial Costs		Total	Capitalized	Carried at Close of Period
		Land and	Buildings	Initial	Subsequent	Land and	Buildings &	Total
		Land	and	Acquisition	to Acquisition	Land	Buildings	Carrying	Accumulated	Date of	Date
	Encumbrances	Improvements	Improvements	Costs	Costs	Improvements	Improvements	Value	Depreciation	Construction (a)	Acquired

MID-ATLANTIC REGION
Dominion Lake Ridge	23,257	2,366	8,387	10,753	5,027	2,765	13,015	15,780	7,627	1987	Feb-96
Dominion Middle Ridge	34,042	3,311	13,283	16,594	6,216	3,626	19,184	22,810	10,660	1990	Jun-96
The Whitmore	—	6,418	13,411	19,829	19,534	7,423	31,940	39,363	14,032	2008	Apr-02
Presidential Greens	—	11,238	18,790	30,028	6,970	11,518	25,480	36,998	14,241	1938	May-02
Ridgewood	—	5,612	20,086	25,698	6,972	5,814	26,856	32,670	14,404	1988	Aug-02
The Calvert		263	11,189	11,452	15,457	8,275	18,634	26,909	8,111	1962	Nov-03
Commons at Town Square	—	136	7,724	7,860	985	6,871	1,974	8,845	966	1971	Dec-03
Waterside Towers	—	874	38,209	39,083	9,218	26,194	22,107	48,301	10,258	1971	Dec-03
Waterside Townhomes	—	129	3,724	3,853	435	2,725	1,563	4,288	737	1971	Dec-03
Wellington Place at Olde Town	28,681	13,753	36,059	49,812	16,131	14,497	51,446	65,943	18,594	2008	Sep-05
Andover House	—	14,357	51,577	65,934	2,335	14,360	53,909	68,269	11,806	2004	Mar-07
Sullivan Place	—	1,137	103,676	104,813	2,676	1,175	106,314	107,489	19,073	2007	Dec-07
Circle Towers	69,493	33,011	107,051	140,062	4,689	32,827	111,924	144,751	17,226	1972	Mar-08
Delancey at Shirlington	—	21,606	66,765	88,371	804	21,616	67,559	89,175	10,740	2006/07	Mar-08
Signal Hill	38,699	13,290	—	13,290	65,362	24,612	54,040	78,652	1,599	2010	Nov-10
METROPOLITAN, DC	194,172	127,501	499,931	627,432	162,811	184,298	605,945	790,243	160,074
Dominion Kings Place	16,582	1,565	7,007	8,572	3,538	1,794	10,316	12,110	6,296	1983	Dec-92
Dominion At Eden Brook	21,308	2,361	9,384	11,745	5,611	2,881	14,475	17,356	9,211	1984	Dec-92
Ellicott Grove	—	2,920	9,099	12,019	22,044	5,189	28,874	34,063	15,546	2008	Jul-94
Dominion Constant Freindship	10,683	903	4,669	5,572	3,220	1,138	7,654	8,792	4,457	1990	May-95
Lakeside Mill	15,242	2,666	10,109	12,775	3,484	2,845	13,414	16,259	8,566	1989	Dec-99
Tamar Meadow	17,602	4,145	17,150	21,295	4,230	4,490	21,035	25,525	10,757	1990	Nov-02
Calvert’s Walk	18,043	4,408	24,692	29,100	5,478	4,549	30,029	34,578	12,624	1988	Mar-04
Arborview Apartments	—	4,653	23,952	28,605	5,342	4,994	28,953	33,947	12,997	1992	Mar-04
Liriope Apartments	—	1,620	6,791	8,411	819	1,629	7,601	9,230	3,228	1997	Mar-04
20 Lambourne	32,000	11,750	45,590	57,340	3,036	11,808	48,568	60,376	8,417	2003	Mar-08
Domain Brewers Hill	—	4,669	40,630	45,299	150	4,669	40,780	45,449	865	2009	Aug-10
BALTIMORE, MD	131,460	41,660	199,073	240,733	56,952	45,986	251,699	297,685	92,964
Dominion Olde West	—	1,965	12,204	14,169	5,155	2,605	16,719	19,324	11,597	1978/82/84/85/87	Dec-84 & Aug-91
Dominion Creekwood	—	—	—	—	4,562	187	4,375	4,562	2,552	1984	Aug-91
Dominion English Hills	—	1,979	11,524	13,503	8,224	2,873	18,854	21,727	11,134	1969/76	Dec-91
Legacy at Mayland	41,507	—	—	—	18,906	1,701	17,205	18,906	9,761	2007	Dec-91
Gayton Pointe Townhomes	—	826	5,148	5,974	28,589	3,302	31,261	34,563	18,433	2007	Sep-95
Dominion West End	26,313	2,059	15,049	17,108	11,704	4,453	24,359	28,812	13,795	1989	Dec-95
Waterside At Ironbridge	—	1,844	13,238	15,082	6,321	2,249	19,154	21,403	9,281	1987	Sep-97
Carriage Homes at Wyndham	—	474	30,997	31,471	6,276	3,729	34,018	37,747	15,035	1998	Nov-03
RICHMOND, VA	67,820	9,147	88,160	97,307	89,737	21,099	165,945	187,044	91,588
Heather Lake	—	617	3,400	4,017	9,311	1,157	12,171	13,328	10,205	1972/74	Mar-80
Woodscape	—	798	7,209	8,007	8,493	1,996	14,504	16,500	11,249	1974/76	Dec-87
Eastwind	—	155	5,317	5,472	5,404	600	10,276	10,876	7,384	1970	Apr-88
Forest Lake At Oyster Point	—	780	8,862	9,642	7,892	1,337	16,197	17,534	9,911	1986	Aug-95
Dominion Waterside At Lynnhave	—	1,824	4,107	5,931	5,344	2,154	9,121	11,275	5,930	1966	Aug-96
Dominion Yorkshire Downs	—	1,089	8,582	9,671	5,217	1,489	13,399	14,888	7,029	1987	Dec-97
NORFOLK, VA	—	5,263	37,477	42,740	41,661	8,733	75,668	84,401	51,708
Garrison Square	—	5,591	91,027	96,618	48	5,591	91,075	96,666	1,629	1887/1990	Sep-10
Ridge at Blue Hills	25,375	6,039	34,869	40,908	118	6,039	34,987	41,026	—	2007	Sep-10
BOSTON, MA	25,375	11,630	125,896	137,526	166	11,630	126,062	137,692	1,629
Greens At Falls Run	—	2,731	5,300	8,031	4,359	3,069	9,321	12,390	5,398	1989	May-95
Manor At England Run	—	3,194	13,505	16,699	19,423	5,095	31,027	36,122	17,608	1990	May-95
Brittingham Square	—	650	4,962	5,612	3,453	916	8,149	9,065	4,654	1991	May-95
Greens At Schumaker Pond	—	710	6,118	6,828	4,844	958	10,714	11,672	6,478	1988	May-95
Greens At Cross Court	—	1,182	4,544	5,726	3,786	1,433	8,079	9,512	4,866	1987	May-95
The Tribute on Glenwood	32,126	4,719	—	4,719	44,736	12,128	37,327	49,455	2,153	2010	Jun-10
OTHER MID-ATLANTIC	32,126	13,186	34,429	47,615	80,601	23,599	104,617	128,216	41,157

TOTAL MID-ATLANTIC REGION	450,953	208,387	984,966	1,193,353	431,928	295,345	1,329,936	1,625,281	439,120

SOUTHEASTERN REGION
Summit West	—	2,176	4,710	6,886	7,000	3,042	10,844	13,886	8,146	1972	Dec-92
The Breyley	—	1,780	2,458	4,238	16,302	3,131	17,409	20,540	12,030	2007	Sep-93
Lakewood Place	21,149	1,395	10,647	12,042	6,953	2,035	16,960	18,995	10,768	1986	Mar-94
Hunters Ridge	22,203	2,462	10,942	13,404	5,786	3,408	15,782	19,190	9,299	1992	Jun-95
Bay Meadow	—	2,893	9,254	12,147	8,328	3,791	16,684	20,475	10,291	2004	Dec-96
Cambridge Woods	—	1,791	7,166	8,957	6,778	2,451	13,284	15,735	7,877	1985	Jun-97
Sugar Mill Creek	7,330	2,242	7,553	9,795	5,508	2,648	12,655	15,303	6,572	1988	Dec-98
Inlet Bay	—	7,702	23,150	30,852	10,933	8,520	33,265	41,785	17,432	1988/89	Jun-03
MacAlpine Place	—	10,869	36,858	47,727	4,266	10,970	41,023	51,993	15,769	2001	Dec-04
Island Walk	—	7,231	19,897	27,128	9,684	9,131	27,681	36,812	15,688	1985/87	Jul-06
Gallery at Bayport II	—	5,775	17,236	23,011	2,051	8,525	16,537	25,062	5,836	2008	Oct-06
The Vintage Lofts at West End	—	6,611	37,663	44,274	10,012	14,983	39,303	54,286	5,958	2009	Jul-09
TAMPA, FL	50,682	52,927	187,534	240,461	93,601	72,635	261,427	334,062	125,666
The Canopy Apartment Villas	—	2,895	6,456	9,351	21,457	5,204	25,604	30,808	16,542	2008	Mar-93
Altamira Place	15,640	1,533	11,076	12,609	18,430	3,150	27,889	31,039	19,087	2007	Apr-94
Regatta Shore	—	757	6,608	7,365	13,580	1,803	19,142	20,945	12,840	2007	Jun-94
Alafaya Woods	20,622	1,653	9,042	10,695	7,290	2,332	15,653	17,985	9,719	2006	Oct-94
Seabrook	—	1,846	4,155	6,001	6,771	2,532	10,240	12,772	7,113	2004	Feb-96
Los Altos	25,048	2,804	12,349	15,153	7,243	3,623	18,773	22,396	10,776	2004	Oct-96
Lotus Landing	—	2,185	8,639	10,824	7,426	2,657	15,593	18,250	8,068	2006	Jul-97
Seville On The Green	—	1,282	6,498	7,780	5,879	1,656	12,003	13,659	6,564	2004	Oct-97
Ashton @ Waterford	26,699	3,872	17,538	21,410	1,586	4,039	18,957	22,996	10,220	2000	May-98
Arbors at Lee Vista DCO	—	6,692	12,860	19,552	10,341	6,903	22,990	29,893	12,798	2007	Aug-06
The Place on Millenia Blvd	—	12,172	37,143	49,315	985	12,194	38,106	50,300	8,131	2007	Jan-08
ORLANDO, FL	88,009	37,691	132,364	170,055	100,988	46,093	224,950	271,043	121,858

					Cost of
					Improvements	Gross Amount at Which
		Initial Costs		Total	Capitalized	Carried at Close of Period
		Land and	Buildings	Initial	Subsequent	Land and	Buildings &	Total
		Land	and	Acquisition	to Acquisition	Land	Buildings	Carrying	Accumulated	Date of	Date
	Encumbrances	Improvements	Improvements	Costs	Costs	Improvements	Improvements	Value	Depreciation	Construction (a)	Acquired

Legacy Hill	—	1,148	5,867	7,015	7,615	1,669	12,961	14,630	8,722	1977	Nov-95
Hickory Run	—	1,469	11,584	13,053	8,107	1,959	19,201	21,160	10,044	1989	Dec-95
Carrington Hills	—	2,117	—	2,117	31,902	4,214	29,805	34,019	14,760	1999	Dec-95
Brookridge	—	708	5,461	6,169	3,594	998	8,765	9,763	5,165	1986	Mar-96
Breckenridge	—	766	7,714	8,480	3,329	1,141	10,668	11,809	5,781	1986	Mar-97
Colonnade	—	1,460	16,015	17,475	3,284	1,799	18,960	20,759	8,339	1998	Jan-99
The Preserve at Brentwood	25,294	3,181	24,674	27,855	4,621	3,304	29,172	32,476	12,534	1998	Jun-04
Polo Park	—	4,583	16,293	20,876	14,921	5,485	30,312	35,797	11,216	2008	May-06
NASHVILLE, TN	25,294	15,432	87,608	103,040	77,373	20,569	159,844	180,413	76,561
Greentree	17,930	1,634	11,227	12,861	12,147	2,683	22,325	25,008	13,885	2007	Jul-94
Westland	—	1,835	14,865	16,700	10,521	3,085	24,136	27,221	15,014	1990	May-96
Antlers	—	4,034	11,193	15,227	11,329	5,130	21,426	26,556	13,906	1985	May-96
St Johns Plantation	—	4,288	33,102	37,390	4,902	4,474	37,818	42,292	14,071	2006	Jun-05
The Kensley	—	3,179	30,711	33,890	1,573	3,191	32,272	35,463	7,030	2004	Jul-07
JACKSONVILLE, FL	17,930	14,970	101,098	116,068	40,472	18,563	137,977	156,540	63,906
The Groves	—	790	4,767	5,557	5,110	1,606	9,061	10,667	6,059	1989	Dec-95
Mallards of Brandywine	—	766	5,407	6,173	2,875	1,101	7,947	9,048	4,531	1985	Jul-97
The Reserve and Park at Riverbridge	40,133	15,968	56,401	72,369	3,941	16,128	60,182	76,310	22,492	1999/2001	Dec-04
PIERPOINT Port Orange	—	3,373	7,096	10,469	5,578	3,792	12,255	16,047	9,479	2007	Dec-05
OTHER FLORIDA	40,133	20,897	73,671	94,568	17,504	22,627	89,445	112,072	42,561

TOTAL SOUTHEASTERN REGION	222,048	141,917	582,275	724,192	329,938	180,487	873,643	1,054,130	430,552

SOUTHWESTERN REGION
Highlands of Preston	—	2,151	8,168	10,319	29,371	5,877	33,813	39,690	13,667	2008	Mar-98
THIRTY377	31,175	24,036	32,951	56,987	5,544	24,213	38,318	62,531	10,981	2007	Aug-06
Garden Oaks	—	2,132	5,367	7,499	854	6,854	1,499	8,353	793	1979	Mar-07
Springhaven	—	6,688	3,354	10,042	521	8,225	2,338	10,563	1,410	1977	Apr-07
Glenwood	—	7,903	554	8,457	811	8,068	1,200	9,268	504	1970	May-07
Talisker of Addison	7,341	10,440	634	11,074	1,199	10,792	1,481	12,273	687	1975	May-07
Clipper Pointe	6,816	13,221	2,507	15,728	1,351	14,803	2,276	17,079	1,343	1978	May-07
Ridgeview Park	—	2,350	—	2,350	8,307	2,364	8,293	10,657	2,179	2007	Jul-07
RIACHI AT ONE21	17,704	2,342	—	2,342	16,310	4,691	13,961	18,652	3,955	2007	Dec-07
Legacy Village	59,300	16,882	100,102	116,984	3,325	16,991	103,318	120,309	17,609	2005/06/07	Mar-08
Riachi at One21 Ph II	12,791	1,918	—	1,918	14,895	4,156	12,657	16,813	1,982	2009	Mar-09
Mustang Park (c)	—	5,556	22,664	28,220	84	5,623	22,681	28,304	1,939	2009	Jul-09
The Belmont	47,056	11,720	—	11,720	54,251	20,929	45,042	65,971	4,424	2010	Apr-10
Savoye	29,082	7,374	3,367	10,741	54,905	14,556	51,090	65,646	2,693	2010	Aug-10
DALLAS, TX	211,265	114,713	179,668	294,381	191,728	148,142	337,967	486,109	64,166
Sierra Foothills	20,977	2,728	—	2,728	20,710	5,032	18,406	23,438	12,303	1998	Feb-98
Finisterra	—	1,274	26,392	27,666	3,885	1,673	29,878	31,551	12,835	1997	Mar-98
Sierra Canyon	12,035	1,810	12,964	14,774	1,883	2,014	14,643	16,657	8,361	2001	Dec-01
Lumiere	—	5,092	11,998	17,090	6,688	4,708	19,070	23,778	11,211	1996	May-06
Waterford at Peoria	—	2,225	21,593	23,818	1,527	2,971	22,374	25,345	3,215	2008	Aug-08
Residences at Stadium Village	29,120	7,930	—	7,930	41,291	15,157	34,064	49,221	3,631	2009	May-09
PHOENIX, AZ	62,132	21,059	72,947	94,006	75,984	31,555	138,435	169,990	51,556
Barton Creek Landing	—	3,151	14,269	17,420	14,760	3,535	28,645	32,180	9,717	1986	Mar-02
Residences at the Domain	25,079	4,034	55,256	59,290	891	4,053	56,128	60,181	8,039	2007	Aug-08
AUSTIN, TX	25,079	7,185	69,525	76,710	15,651	7,588	84,773	92,361	17,756
Inn @ Los Patios	—	3,005	11,545	14,550	4,629	4,279	14,900	19,179	4,052	1990	Aug-98
Tiburon	17,500	3,600	—	3,600	18,626	6,258	15,968	22,226	4,073	2008	Jul-06
Laurelwoode	19,201	3,459	—	3,459	20,354	7,302	16,511	23,813	3,582	2008	Jan-07
OTHER TEXAS	36,701	10,064	11,545	21,609	43,609	17,839	47,379	65,218	11,707

TOTAL SOUTHWESTERN REGION	335,177	153,021	333,685	486,706	326,972	205,124	608,554	813,678	145,185

REAL ESTATE UNDER DEVELOPMENT
Savoye II	—	6,510	3,774	10,284	16,700	6,510	20,474	26,984	—
Mission Bay	—	23,625	—	23,625	729	23,654	700	24,354	—
Belmont Townhomes	—	288	—	288	605	853	40	893	—
2400 14th Street	—	31,747	—	31,747	13,934	31,392	14,289	45,681	—

TOTAL REAL ESTATE UNDER DEVELOPMENT	—	62,170	3,774	65,944	31,968	62,409	35,503	97,912	—

LAND
Waterside	—	11,862	93	11,955	126	11,862	219	12,081	176
Presidio	—	1,524	—	1,524	921	1,300	1,145	2,445	—
UDR Pacific Los Alisos, LP	—	17,298	—	17,298	6,273	16,385	7,186	23,571	—
Parkers Landing II TRS	—	1,710	—	1,710	762	1,511	961	2,472	(1,310)
3033 Wilshire	—	11,055	—	11,055	4,091	11,055	4,091	15,146	—
Vitruvian	—	15,664	19,607	35,271	40,903	46,038	30,136	76,174	—

TOTAL LAND	—	59,113	19,700	78,813	53,076	88,151	43,738	131,889	(1,134)

TOTAL REAL ESTATE UNDER DEVELOPMENT	—	121,283	23,474	144,757	85,044	150,560	79,241	229,801	(1,134)

COMMERCIAL
Hanover Village	—	1,624	—	1,624	—	1,104	520	1,624	518
The Calvert — commercial side	—	34	1,598	1,632	1,176	1,172	1,636	2,808	670
Circle Towers Office Bldg	—	1,407	4,498	5,905	900	1,380	5,425	6,805	744
Brookhaven Shopping Center	—	4,138	7,093	11,231	9,459	6,928	13,762	20,690	1,704
Bellevue Plaza retail	22,271	24,377	7,517	31,894	(61)	29,920	1,913	31,833	105
Grandview DCO	—	7,266	9,702	16,968	2,097	10,750	8,315	19,065	6,501

TOTAL COMMERCIAL	22,271	38,846	30,408	69,254	13,571	51,254	31,571	82,825	10,242

Other (b)	—	—	—	—	2,259	5	2,254	2,259	(2)

TOTAL CORPORATE	—	—	—	—	2,259	5	2,254	2,259	(2)

TOTAL COMMERCIAL & CORPORATE	22,271	38,846	30,408	69,254	15,830	51,259	33,825	85,084	10,240

TOTAL REAL ESTATE OWNED	$1,963,670	$1,579,914	$3,636,872	$5,216,786	$1,664,561	$1,850,390	$5,030,957	$6,881,347	$1,638,326

(a)	Date of construction or date of last major renovation.

(b)	Includes unallocated accruals and capital expenditures.

The aggregate cost for federal income tax purposes was approximately $6.2 billion at December 31, 2010.

The depreciable life for all buildings is 35 years.

(c)	Classified as held for disposition at December 31, 2010.
3-YEAR ROLLFORWARD OF REAL ESTATE OWNED AND ACCUMULATED DEPRECIATION
The following is a reconciliation of the carrying amount of total real estate owned at December 31, (in thousands):

	2010	2009	2008
Balance at beginning of the year	$6,315,047	$5,831,753	$5,956,481
Real estate acquired	425,825	28,220	1,014,232
Real estate acquired through JV consolidation	—	185,929	—
Capital expenditures and development	167,986	273,552	297,565
Real estate sold	(20,328)	—	(1,436,525)
Retirement of fully depreciated assets	(7,183)	(4,407)	—

Balance at end of the year	$6,881,347	$6,315,047	$5,831,753

The following is a reconciliation of total accumulated depreciation for real estate owned at December 31:

	2010	2009	2008
Balance at beginning of the year	$1,351,293	$1,078,689	$1,371,759
Depreciation expense for the year	297,889	277,011	245,898
Accumulated depreciation on sales	(3,673)	—	(538,968)
Accumulated depreciation on retirements	(7,183)	(4,407)	—

Balance at end of year	$1,638,326	$1,351,293	$1,078,689